                            SCHEDULE 14A INFORMATION

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                                QUICKTURN DESIGN SYSTEMS, INC.
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                                 MENTOR GRAPHICS CORPORATION
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


1

    1    IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
    2         IN AND FOR NEW CASTLE COUNTY
    3    MENTOR GRAPHICS CORPORATION,    :
         an Oregon corporation, MGS      :
    4    CORP., a Delaware corporation,  :
                                         :
    5    Plaintiffs,                     :
                                         :
    6    vs.                             : Civil Action
                                         : No. 16584
    7    QUICKTURN DESIGN SYSTEMS, INC., :
         a Delaware corporation, KEITH R.:
    8    LOBO, GLEN M. ANTLE, RICHARD C. :
         ALBERDING, MICHAEL R. D'AMOUR,  :
    9    YEN-SON (PAUL) HUANG, DR. DAVID :
         K. LAM, WILLIAM A. HASLER, and  :
    10   CHARLES D. KISSNER,             :
                                         :
    11   Defendant.                      :
    12   - - -
    13   Chancery Courtroom No. 106
         Herrmann Courthouse
    14   Wilmington, Delaware
         Wednesday, October 7, 1998
    15   10:19 a.m.
    16   - - -
    17   BEFORE:  HON. JACK B. JACOBS, Vice Chancellor.
    18   - - -
    19   ARGUMENT ON VARIOUS MOTIONS
    20
    21   - - -
    22

    23   CHANCERY COURT REPORTERS
         135 Herrmann Courthouse
    24   Wilmington, Delaware 19801
        (302) 577-2447

2

    1    APPEARANCES:
         KEVIN G. ABRAMS, ESQ.
    2    THOMAS A. BECK, ESQ.
         CATHERINE G. DEARLOVE, ESQ.
    3    LISA A. SCHMIDT, ESQ.
         J. TRAVIS LASTER, ESQ.
    4    THAD J. BRACEGIRDLE, ESQ.
         LEANNE REESE, ESQ.
    5    DOMINICK GATTUSO, ESQ.
         Richards, Layton & Finger
    6    -and-
         FREDRIC J. ZEPP, ESQ.
    7    CHRISTOPHER L. KAUFMAN, ESQ.
         MARC W. RAPPEL, ESQ.
    8    of the California Bar
         Latham & Watkins
    9    for the Plaintiffs
    10   KENNETH J. NACHBAR, ESQ.
         WILLIAM M. LAFFERTY, ESQ.
    11   Morris, Nichols, Arsht & Tunnell
         -and-
    12   DAVID J. BERGER, ESQ.
         JILL L. NISSEN, ESQ
    13   of the California Bar
         Wilson Soncini Goodrich & Rosati
    14   for the Defendants
    15   - - -
    16
    17
    18
    19
    20
    21
    22
    23
    24

3

    1         THE COURT: Good morning.

    2         MR. NACHBAR: Good morning, Your

    3    Honor. There are, I think, three motions this

    4    morning, a motion for summary judgment, a motion to

    5    compel and a motion to strike. I guess I would seek

    6    the Court's guidance on how to proceed. It struck me

    7    that the motion to strike perhaps ought to be heard

    8    first, because that, conceivably, could impact the

    9    summary judgment motion.

    10        The motion to compel probably should

    11   be heard last, I would think, since if Your Honor

    12   were to grant summary judgment, that motion would be

    13   moot.

    14        THE COURT: I agree with you. We had

    15   scheduled -- I thought we scheduled the motion to

    16   compel for this afternoon, depending on the outcome

    17   of this motion.

    18        MR. NACHBAR: I think there was some

    19   confusion, but I think Your Honor has just clarified

    20   it. We appreciate that.

    21        THE COURT: But I would like to hear,

    22   first, the motion to strike.

    23        MR. NACHBAR: Yes, Your Honor.

    24        THE COURT: Before we proceed,

4

    1    however, are there any introductions?

    2         MR. MONHAIT: Yes.

    3         MR. ABRAMS: Good morning, Your

    4    Honor. I would would like to introduce to the Court

    5    three of my colleagues from Latham & Watkins.

    6    Mr. Jack Zepp, Mr. Christopher Kaufman and Mr. Marc

    7    Rappel are with me today.

    8         THE COURT: Good morning, gentlemen.

    9         MR. MONHAIT: Your Honor, I've

    10   submitted a motion for the pro hac vice admission of

    11   Stanley Bernstein, on behalf of plaintiff Howard

    12   Shapiro.

    13        THE COURT: Very well.

    14        MR. MONHAIT: Thank you, Your Honor.

    15        MR. NACHBAR: Your Honor, I would

    16   like to introduce David Berger and Jill Nissen, of

    17   the firm Wilson, Soncini Goodrich & Rosati. Mr.

    18   Lafferty, you know.

    19        The motion to strike relates to a

    20   document entitled "Affidavit of Erich Barke," I guess

    21   he pronounces it. In fact, that document is not an

    22   affidavit. It's a statement. It's not under oath.

    23   It's not under penalty of perjury. It's undated. We

    24   don't know where it was signed. The signature wasn't

5

    1    witnessed. In the eyes of the law, it's a piece of

    2    paper, nothing more.

    3         Moreover, it's not even clear that

    4    Mr. Barke even knew that his quote/unquote statement,

    5    which is what he calls it, was going to be used in

    6    any court proceeding.

    7         THE COURT: You are saying that the

    8    document that was filed with the Court has no

    9    signature?

    10        MR. NACHBAR: It has a signature.

    11        THE COURT: But no acknowledgement.

    12        MR. NACHBAR: No acknowledgement.

    13   Correct. And it's -- I don't know the exact number

    14   of pages. What it consists of is a cover page that

    15   bears a Richards, Layton & Finger tag line, word

    16   processing tag line, that says "Affidavit." The

    17   second -- it's unfaxed. It was printed here in

    18   Wilmington, it appears.

    19        The next several pages, two or three

    20   pages, whatever it is, appear to have been faxed from

    21   somewhere in Europe. And those are entitled

    22   "Statement." No affidavit, nothing. No caption.

    23   Nothing to indicate that it was being used in court.

    24   And it's a three-page or four-page signed statement

6

    1    with some cross-outs in it. There is a signature.

    2    It's not under penalty of perjury. It's not under

    3    oath. It's not signed before a notary. It's not

    4    dated.

    5         The final page is a certificate of

    6    service, which again has a Richards, Layton & Finger

    7    tag line and is a nonfaxed page. It appears that the

    8    only thing that -- assuming Mr. Barke in fact signed

    9    this, which -- we don't have much reason to trust

    10   that, or believe it, but assuming he did, it appears

    11   what happened is that somebody either sent him some

    12   prepared statement or he prepared some statement.

    13   Who knows under what circumstances? Who knows for

    14   what purpose? Who knows what he was told? It

    15   doesn't appear, at least from the face of the

    16   document, that he knew that it was going to be used

    17   in court.

    18        THE COURT: Well, would it matter if

    19   he knew?

    20        MR. NACHBAR: I think it would. I

    21   think if you know that something is being used --

    22        THE COURT: Would it matter if he

    23   knew that the document did not have a formal

    24   notarization or acknowledgement?

7

    1         MR. NACHBAR: No. I think either

    2    way, it's inadequate as a matter of law. At least if

    3    he knew it was being used in court, there would be at

    4    least some indicia of trustworthiness beyond what you

    5    have got. You have now -- doesn't even -- he didn't

    6    even know it was being used in court, apparently.

    7         I agree with Your Honor. The rules

    8    are clear. Rule 56 speaks of affidavits. We all

    9    know how one does an affidavit. There is a Delaware

    10   statute, I believe, that talks about being under

    11   penalty of perjury or under oath. For one reason or

    12   another, that wasn't followed here.

    13        I would also point out that the

    14   statement itself isn't very momentous. At most, it

    15   says that one director, who's the only nonindependent

    16   director on this eight-person board, took a position

    17   saying that he didn't want to sell the company. We

    18   don't know too much about the context of that, or

    19   what he meant.

    20        THE COURT: Obviously, it's momentous

    21   enough to be the subject of a motion to strike.

    22        MR. NACHBAR: Yes, it is. And my

    23   only point is that there were seven other people on

    24   that board who are independent outside directors.

8

    1         THE COURT: Fine. But that goes to

    2    the merits.

    3         MR. NACHBAR: I agree.

    4         THE COURT: That doesn't go to your

    5    technical motion.

    6         MR. NACHBAR: That is correct, Your

    7    Honor. I simply wanted to point that out. The point

    8    is that this is a piece of paper, totally unsworn.

    9    It's just not acceptable.

    10        The other thing that I will say for

    11   the record is that I have been informed that

    12   Mr. Barke intends to make some further submission,

    13   that he is going to make simultaneously to both

    14   sides, that I understand is going to withdraw the

    15   statement that he has already made. And I guess

    16   we'll see that further submission when he makes it.

    17        THE COURT: Very well. Are you -- is

    18   your motion also addressed to the Mentor Graphics

    19   answering brief, or not?

    20        MR. NACHBAR: It is. I will let our

    21   papers speak to that. I think that's peculiarly for

    22   the Court. I don't think I have anything to add to

    23   what we have already said.

    24        THE COURT: All right.

9

    1         MR. NACHBAR: Thank you.

    2         MR. LASTER: Good morning, Your

    3    Honor. Travis Laster, on behalf of Mentor Graphics,

    4    to address the issues raised by the motion to strike.

    5    First --

    6         THE COURT: Have you filed a written

    7    response to the motion to strike?

    8         MR. LASTER: Yes, Your Honor. We

    9    filed at the end of the day yesterday.

    10        THE COURT: I never got it.

    11        MR. LASTER: A courtesy copy was sent

    12   to Your Honor this morning. I apologize if it didn't

    13   arrive at your office prior to this proceeding, but

    14   it was sent over.

    15        THE COURT: Well, as I said, I never

    16   received it. And it might be more orderly if I could

    17   take some time to read it.

    18        MR. LASTER: Certainly, Your Honor.

    19   I could hand up a copy right now?

    20        THE COURT: All right. All right.

    21   At the risk of delaying this proceeding, but in order

    22   to make it more orderly, I'm going to recess for ten

    23   minutes.

    24        MR. LASTER: That's fine, Your Honor.

10

    1    Thank you.

    2    (Recess at 10:29 a.m.)

    3         MR. LASTER: Your Honor, once again,

    4    Travis Laster, to address the motion to strike. I

    5    would like to begin by apologizing to the Court.

    6    Mentor's answering brief did exceed the page

    7    limitation set forth in Section -- in Rule 171. A

    8    motion to exceed page limitations should have been

    9    filed. It was not.

    10        THE COURT: Why not?

    11        MR. LASTER: It was counsel's

    12   oversight, Your Honor. Clearly should have been, and

    13   we apologize to the Court for that oversight. I

    14   would simply point out that we did believe that the

    15   additional pages were necessary to address the issues

    16   contained in the briefs.

    17        The opening brief of Quickturn

    18   contained repeated statements that there was no

    19   record evidence on certain issues. As shown by the

    20   more than five hundred cites in our answering brief,

    21   there indeed was ample record evidence on those

    22   issues. And by containing that information in the

    23   answering brief, we avoided the need to submit

    24   detailed factual affidavits in support of our brief.

11


    1         THE COURT: Was this brief printed?

    2    It looks like it was.

    3         MR. LASTER: Yes, Your Honor. It was

    4    printed. That's actually an ironic result. The

    5    printing actually increased the length of the brief,

    6    because rather than being printed in twelve point

    7    type -- rather than in eleven point type, it was

    8    printed in twelve point type. It wouldn't change the

    9    final violation of 171. It would have weighed in at

    10   about 70 pages. But yes, Your Honor, that is what

    11   happened.

    12        THE COURT: Well, it's impossible for

    13   me to translate a single -- an 86-page single-spaced

    14   brief into the length that would have resulted had

    15   the brief been filed in conformity with the rules

    16   requiring double space and whatever the typeset

    17   normally is. But what I do not understand is why,

    18   since your firm, which practices before the Court all

    19   the time and is certainly cognizant of the rule, did

    20   not take the trouble to inform the Court in advance

    21   of what it was doing.

    22        MR. LASTER: Yes, Your Honor.

    23        THE COURT: I appreciate the apology,

    24   but I would like some explanation.

12


    1         MR. LASTER: Rule 171 does provide

    2    for printed briefs. But Your Honor is exactly right,

    3    that a motion to exceed page limitations should have

    4    been filed.

    5         All I can say is that in the pressure

    6    of preparing the brief, it was overlooked. And

    7    certainly, this will be something that I, personally,

    8    having had the privilege to stand before Your Honor

    9    right now, will certainly remember in the future and

    10   make sure that it's -- that a motion to exceed page

    11   limitations is filed if ever there is a risk that we

    12   would be exceeding the requirements of the rule.

    13        THE COURT: All right. Would you

    14   address the affidavit?

    15        MR. LASTER: Yes, Your Honor. The

    16   second issue raised by Quickturn's motion is a

    17   request that the Court strike the affidavit of Erich

    18   Barke. As counsel mentioned in his presentation,

    19   Quickturn believes that the affidavit -- contends

    20   that the affidavit is not momentous. We suggest to

    21   Your Honor that it is indeed momentous, that it goes

    22   directly to Mr. --

    23        THE COURT: It isn't relevant whether

    24   it's momentous or not. The question is: Does it

13

    1    conform to the technical requirements?

    2         MR. LASTER: That's correct, Your

    3    Honor. That's correct. Passing over the substance

    4    of the affidavit, we do believe that it conforms to

    5    the technical requirements. There are two rules on

    6    point. Those are Rules 43 and 56 of the Court of

    7    Chancery rules. Rule 56(e) provides that supporting

    8    affidavits "shall be made on personal knowledge,

    9    shall set forth such facts as would be admissible in

    10   evidence, and shall show affirmatively that the

    11   affiant is competent to testify to the matters stated

    12   therein." We meet -- I'm sorry.

    13        The affidavit submitted, Your Honor,

    14   meets each of these three requirements. First, the

    15   affidavit makes clear that Professor Barke made his

    16   statements based on personal knowledge. Indeed,

    17   paragraph one of the affidavit, Professor Barke

    18   states, "The following true statements are based on

    19   my personal knowledge."

    20        Doctor Barke also was a party to the

    21   conversation about which his affidavit deals. And

    22   under the Ayres v. Jacobs case, which we cited in our

    23   papers, that is sufficient to meet that first

    24   requirement.

14


    1         The second issue is whether the

    2    affiant is competent to testify to the matters stated

    3    therein. Again, we don't believe there is any

    4    dispute over Doctor Barke's competence. He has

    5    firsthand knowledge of the statements. And indeed,

    6    I'm informed that Quickturn was engaged in desperate

    7    efforts over the weekend to get Doctor Barke to

    8    submit additional statements.

    9         Given that fact, I don't think that

    10   his competence can be in dispute. Moreover, he is a

    11   distinguished professor at a major research

    12   institution. He gives scholarly presentations on EDA

    13   issues all the time. He is knowledgeable about the

    14   subject matter of his affidavit, and he is affiliated

    15   with Quickturn.

    16        THE COURT: Suppose Doctor Barke had

    17   been called as witness, to testify as a witness in

    18   court in this case, about the subject matter of his

    19   affidavit or statement, whatever it may be, and he

    20   was not put under oath but simply started talking

    21   from the witness stand. Would that statement be

    22   admissible in evidence?

    23        MR. LASTER: Your Honor, that goes to

    24   the second rule that governs this issue, which is 43

15


    1    sub (d). I understand that for an actual witness

    2    giving oral testimony it's sufficient if the witness

    3    solemnly declares that his statement is true. And --

    4         THE COURT: Does he solemnly declare

    5    that his statement is true in the affidavit?

    6         MR. LASTER: Your Honor, we believe

    7    he does within the requirements of 43(d), which set

    8    forth what an affidavit should contain. Doctor

    9    Barke, in paragraph one of his affidavit, says "The

    10   following true statements are based on my personal

    11   knowledge." Now the language of Rule 43(d) is

    12   slightly more elaborate and includes adverbs such as

    13   solemnly, but this Court has repeatedly eschewed any

    14   requirement that magic words be included to validate

    15   a legal act that is otherwise clear on its face.

    16        We submit that Doctor Barke's

    17   statement that "these statements, based on my

    18   personal knowledge, are true" is sufficient within

    19   the requirements of Rule 43(d).

    20        Now Delaware does not have a statute

    21   that requires that an affidavit be made under penalty

    22   of perjury or under oath. We looked for a statute.

    23   There is no such requirement. There is a federal

    24   statute on point, but this is an issue of state law,

16


    1    an issue of Delaware law. Under Delaware law, we

    2    submit that Rule 43(d) sets the standard and that

    3    Doctor Barke has met that standard.

    4         THE COURT: How do I know that the

    5    signature is Doctor Barke's?

    6         MR. LASTER: Your Honor, there are

    7    two points on that. First, we would submit that the

    8    circumstantial guarantees of trustworthiness

    9    evidenced by the affidavit are sufficient. It has a

    10   fax stamp from Germany. It was submitted by

    11   Richards, Layton & Finger. We spoke to Doctor Barke

    12   personally. We sent it to Doctor Barke. We got his

    13   signature. We then submitted it to the Court.

    14        Also, I don't think that, really, the

    15   issue of Doctor Barke's signature is in dispute; once

    16   again, because Quickturn has made such diligent

    17   efforts to get Doctor Barke to recant his testimony.

    18   They have been contacting him desperately over the

    19   weekend.

    20        I don't think there is any doubt

    21   between the parties that this is Doctor Barke's

    22   statement. The only question is whether, as a

    23   technical matter, the statement complies with the

    24   rules. And we submit that because it meets each of

17


    1    the requirements of Rule 56, as well as the

    2    requirements of Rule 43, that indeed it does.

    3         THE COURT: All right.

    4         MR. LASTER: Thank you, Your Honor.

    5         MR. NACHBAR: Your Honor, I think

    6    this matter is pretty simple. Rule 56(e) provides

    7    that supporting and opposing affidavits -- that's the

    8    word it uses -- shall be made on personal knowledge.

    9    While there is no statute, there are cases that we

    10   have cited. There is common law in Delaware. There

    11   is a federal statute.

    12        Everybody knows that an affidavit is

    13   a statement made under oath or under penalty of

    14   perjury, signed before a notary. That wasn't done

    15   here. The statement doesn't even purport to be an

    16   affidavit. It is not an affidavit. And if it were

    17   intended to be an affidavit, it would have been very

    18   easy to contact Mr. Barke over the weekend and say,

    19   "Gee, we forgot to tell you that you have to sign in

    20   front of a notary. Would you please do so?"

    21   Obviously, that didn't happen.

    22        We don't know what this piece of

    23   paper is, but under the eyes of the law, it's a piece

    24   of paper, and nothing more.

18


    1         THE COURT: Is there a dispute about

    2    the signature? The argument that was advanced -- the

    3    point was made that your side tacitly concedes that

    4    Mr. Barke, Doctor Barke, signed the statement.

    5         MR. NACHBAR: I have no idea if

    6    Doctor Barke signed that statement or not. I have no

    7    reason to believe that he did and no reason to

    8    believe that he didn't.

    9         THE COURT: All right. Well, having

    10   read the Barke affidavit -- statement and the briefs

    11   on this issue, I am inclined to agree with the moving

    12   party, that this affidavit does not satisfy the

    13   requirements of an affidavit under the rules of this

    14   Court. It is not under oath or penalty of perjury.

    15   It was not notarized. That is, there is no

    16   notarization that attests to the genuineness of the

    17   signature.

    18        While all of that may be technical,

    19   the rules of evidence themselves are technical, but

    20   for good reason. Courts render judgments on behalf

    21   of and against parties based on evidence. And the

    22   sanctity and respect that judgments of this Court or

    23   any court are entitled to necessarily depends on the

    24   fundamental reliability of the evidence that's

19


    1    considered by the Court.

    2         For that reason, I feel that there is

    3    no choice but to strike the affidavit of Doctor

    4    Barke. It would also follow that the Court will not

    5    consider whatever arguments are made that are

    6    predicated on Doctor Barke's statement.

    7         With respect to the plaintiffs'

    8    brief, clearly it was filed in violation of our rule

    9    that deals with space limitations, and there was no

    10   effort made to obtain the expressed permission of the

    11   Court to do that. I understand that there were

    12   reasons for exceeding the page limit, and had the

    13   Court been apprised of the problem and the reasons

    14   that are now being argued, at least the Court would

    15   have had time to consider what it would do.

    16        But under these circumstances, and

    17   because the Court is not in a position to sanction a

    18   violation of rules without excuse, particularly rules

    19   that are designed to ameliorate the burden imposed on

    20   the Court by overly long briefs in the expedited

    21   proceedings which we are involved in -- and we are

    22   involved in many -- the Court feels that it is

    23   likewise constrained to grant the relief requested.

    24   However, it will do that without -- under certain

20


    1    conditions.

    2         First, any order striking the

    3    plaintiffs' brief will not be entered until after the

    4    oral argument. That is, for purposes of the oral

    5    argument, the brief will be considered, because the

    6    Court has read it. And therefore, the plaintiffs may

    7    make whatever argument they see fit, based on the

    8    contents of that brief.

    9         Secondly, the Court will afford the

    10   plaintiffs a reasonable time to withdraw the brief

    11   and to substitute a brief that is in compliance with

    12   the rule. And we can discuss later what the page

    13   limitation should be. While the Court has expressed

    14   its inclination -- that is, expressed its inclination

    15   to grant the motion, the form of the relief that is

    16   granted may be, simply, an order allowing the

    17   withdrawal of this brief and the substitution of a

    18   brief that is in conformity with the rules. But

    19   that's a matter we will attend to later.

    20        Anything further before we commence?

    21        MR. NACHBAR: Nothing further, Your

    22   Honor.

    23        MR. ABRAMS: Your Honor, the

    24   plaintiffs have pending before the Court a motion in

21


    1    limine dealing with the references by the defendants

    2    to the act of consulting with counsel. If

    3    Mr. Nachbar were to agree now that there will be no

    4    references in the argument to any consultation or act

    5    of dealing with the attorneys at the Wilson, Soncini

    6    firm, I'm prepared to proceed with the summary

    7    judgment motion and defer that issue until this

    8    afternoon.

    9         THE COURT: Mr. Nachbar, I haven't

    10   read the motion in limine, quite frankly. I thought

    11   that it was an issue that was outside the scope of

    12   the summary judgment proceedings. Am I correct on

    13   that, or not?

    14        MR. NACHBAR: I think it was served

    15   late and that it was not on the agenda for today. I

    16   can say that I -- it is not a central portion of our

    17   defense that we relied on advice of counsel. I think

    18   it is one of a number of factors that I may mention,

    19   but I don't think it will have any prominence in any

    20   argument that I make today.

    21        THE COURT: If it was alluded to in

    22   your briefs, I just don't recall it, but there are a

    23   lot of things I don't recall.

    24        MR. NACHBAR: Again, Your Honor, I

22


    1    think it's one of a number of factors. I think it

    2    probably was alluded to in our brief, and I'm not

    3    surprised that Your Honor doesn't particularly recall

    4    it, because it's not something that we featured

    5    prominently.

    6         THE COURT: All right.

    7         MR. ABRAMS: The motion was filed on

    8    Friday, and I believe we now have an understanding

    9    that the fact of referring to counsel or consulting

    10   with counsel is not going to be alluded to today, and

    11   we are content to allow Your Honor to decide the

    12   motion at such time as Your Honor deems appropriate

    13   prior to the summary judgment ruling.

    14        MR. NACHBAR: One other point, Your

    15   Honor. I'm reminded that we did get a call from Your

    16   Honor's secretary yesterday, saying that it would not

    17   be heard today, the motion in limine.

    18        THE COURT: That was my

    19   understanding. But it was because I didn't think

    20   that the parties had in mind presenting it today, not

    21   because I was trying to dictate what would be heard.

    22   I gather that is -- that's at least what Mr. Abrams'

    23   side had in mind, and I gather you have no objection

    24   to that.

23


    1         MR. NACHBAR: We have no objection to

    2    it being put off to a later time.

    3         THE COURT: Very well.

    4         MR. ABRAMS: Subject to the

    5    conditions I've expressed, that is acceptable to the

    6    plaintiffs, Your Honor.

    7         MR. NACHBAR: Again, I mean, I may

    8    mention the fact that counsel was involved, but I

    9    don't really think that is disputed. I mean Your

    10   Honor will do with that whatever Your Honor wishes.

    11        THE COURT: All right.

    12        MR. NACHBAR: Your Honor, the first

    13   sentence of Mentor's brief states as follows: "This

    14   case raises fundamental questions regarding the

    15   ultimate allocation of power within a Delaware

    16   corporation between stockholders and directors."

    17        We agree with that. For over a

    18   hundred years, Delaware courts have struck a balance

    19   between the ability of corporate management to manage

    20   companies and the ability of stockholders to take

    21   action qua stockholders.

    22        In the earlier years it came up

    23   primarily in things like derivative suits. In the

    24   past twenty years, in the context of the takeover

24


    1    boom, there has been particular emphasis on

    2    preserving this delicate balance.

    3         The Court and commentators have

    4    recognized that directors do have a role to play in

    5    hostile offers. Moreover, allowing a board to

    6    fulfill that role has been found by this Court and

    7    the Delaware Supreme Court to benefit stockholders

    8    and to enhance shareholder value.

    9         This Court had occasion to comment on

    10   that in the recent Toll Brothers case. There, the

    11   Court struck down a dead-hand rights plan. In so

    12   doing, the Court recognized that defensive

    13   measures -- that delay measures have been upheld.

    14   Those that preclude takeovers have generally been

    15   not. Toll Brothers is surely a rational balancing

    16   point.

    17        Some commentators, some

    18   practitioners, have said that Toll Brothers goes too

    19   far and shifts the pendulum in favor of insurgents,

    20   but I don't think that such criticism is warranted.

    21   Indeed, permitting unlimited dead hands might make

    22   companies takeoverproof, which clearly would not be

    23   an appropriate balancing point.

    24        But Mentor now seeks to swing the

25


    1    pendulum completely in the other direction,

    2    completely to the insurgent's side. It seeks a

    3    regime under which at least once a year, for all

    4    companies, and constantly for any company that, like

    5    Quickturn, permits stockholders to call a special

    6    meeting, a hostile offerer can elect its own nominees

    7    and consummate its offer, and the incumbent board is

    8    essentially defenseless. Moreover, it asks the Court

    9    to dismantle defenses at a time when it indicates

    10   that it's considering higher offers, or might

    11   consider higher offers, and hasn't necessarily even

    12   put its best offer forward.

    13        The implications of this new regime

    14   would be a radical departure from our Court's

    15   takeover jurisprudence and would have staggering

    16   consequences both in the world's perception of

    17   Delaware law and in the underlying reality.

    18        We know that in contested elections,

    19   10 to 20 percent of the shares are typically not

    20   voted. What Mentor seeks now is a regime in which an

    21   offeror can plan its offer months in advance, as the

    22   undisputed record shows that Mentor did here, and

    23   then strike at any time with a hostile offer, a proxy

    24   solicitation, litigation in two courts, all of which

26


    1    Mentor did here within 24 hours, and according to

    2    Mentor, its 45-day blitzkrieg can be successful. And

    3    if the offeror happens to own 15 percent of the

    4    company, for example, and 80 percent of the

    5    stockholders show up, then they only need an

    6    additional 25 percent to prevail. So under their

    7    regime, an offer, blitzkrieg 45-day offer, will

    8    succeed if as few as 25 percent of the public shares

    9    favor it.

    10        And in Mentor's world, the incumbent

    11   board would be powerless even to slow down the

    12   insurgents, unless perhaps, maybe, if it immediately

    13   agreed to auction the company, they might concede

    14   that you could slow things down for a month or two

    15   months. That's not the balance that Delaware law has

    16   followed to date, and it shouldn't be the balance

    17   going forward.

    18        Now we are here today on Quickturn's

    19   motion for summary judgment. There has been an

    20   extensive discovery record. It shows beyond any

    21   factual dispute, first, that Quickturn's board fully

    22   considered Mentor's offer over three lengthy

    23   meetings, got advice from professional advisors,

    24   selected with reasonable care, as contemplated by

27


    1    Section 141 of the Delaware Code.

    2         Second, the Quickturn board

    3    determined that Mentor's offer was inadequate, and

    4    was also contrary to the best interests of

    5    Quickturn's stockholders, and posed a threat to

    6    corporate policy and effectiveness;

    7         Third, that the Quickturn board took

    8    the two defensive actions that I think here are

    9    undisputed, the bylaw amendment and the rights plan

    10   amendment. The effect of these, either alone or

    11   together, is neither preclusive, nor coercive.

    12        THE COURT: Well, doesn't that depend

    13   on the factual circumstances?

    14        MR. NACHBAR: Yes, it does, but the

    15   facts are undisputed, as I'll explain in a moment.

    16   There is no record evidence that this will coerce or

    17   preclude anybody. Indeed, the record out of

    18   Quickturn's own -- I'm sorry -- out of Mentor's own

    19   mouths is that these things are not coercive or

    20   preclusive.

    21        THE COURT: Suppose there were

    22   evidence that offers that are required to be held

    23   open as long as nine months create financial burdens

    24   and financial risks on bidders, with the result that

28


    1    in most cases, bidders are forced to drop the offer?

    2         MR. NACHBAR: Well --

    3         THE COURT: Suppose there is factual

    4    evidence on that point.

    5         MR. NACHBAR: I suppose -- I'm trying

    6    to think of this, because you are asking a

    7    hypothetical that isn't this case. Moreover, you are

    8    asking a hypothetical about cases generally.

    9         THE COURT: The other side says it is

    10   this case. They say there is evidence. We'll find

    11   out whether that's right. But if there is --

    12   assuming that there is, don't we have a factual issue

    13   that would have to be tried?

    14        MR. NACHBAR: If they had evidence

    15   that in this case stockholders were going to be

    16   coerced or there was going to be -- their offer were

    17   going to be precluded and we had contrary evidence,

    18   then I think you would have a factual dispute.

    19        Again, I mean, you know, there has to

    20   be at least evidence that rises to a Rule 56

    21   threshold. They could have put in an affidavit of

    22   their proxy solicitor. They chose not to do that.

    23   They could have put in an affidavit of their banker.

    24   They didn't do that, because their banker said that

29


    1    the money will be available. They could have put in

    2    an affidavit of their financial advisor. But again,

    3    they didn't do it, because the fact of the matter is

    4    that their offer will still be here in July. I'll

    5    get to that and explain why that's the case and why

    6    the record shows that.

    7         So there isn't a factual dispute. I

    8    mean the other side makes lawyers' arguments about

    9    what might happen in some other case, but that's not

    10   this case. Here, there is no factual dispute. We

    11   are only dealing with one offer. We are dealing with

    12   Mentor's offer.

    13        THE COURT: All right. Just so the

    14   record is clear, your contention that there is no

    15   factual dispute essentially rests on what your side

    16   contends is the absence of any evidence that the

    17   nine-month delay that's built into the combined

    18   poison pill and bylaw amendment -- that there is no

    19   evidence that that delay would preclude the offer by

    20   creating unacceptable risk to the bidder.

    21        MR. NACHBAR: Correct. No evidence

    22   sufficient to meet the Rule 56 standard. I mean

    23   again --

    24        THE COURT: Does that mean no

30

    1    evidence, or does that mean some evidence, but not

    2    good enough?

    3         MR. NACHBAR: Well, it means no

    4    credible evidence within the parameters of Rule 56.

    5    Let me give you an example.

    6         If somebody speculates, "Well, under

    7    certain circumstances I haven't thought about, it

    8    could have some effect," that's not evidence to

    9    overcome Rule 56. That's speculation. So in Your

    10   Honor's question, is that some evidence, I don't

    11   know, because I don't know what is in Your Honor's

    12   head. I do know that that's not evidence sufficient

    13   to create a factual dispute under Rule 56. That's

    14   the distinction I'm drawing, because our motion is

    15   under Rule 56.

    16        One other thing that I note. That is

    17   that the plaintiffs have not cross-moved for summary

    18   judgment. There is, thus, substantial corroborating

    19   evidence that Quickturn could have submitted, but did

    20   not, as there are no factual disputes. In our

    21   judgment, anyway, such submissions are not necessary

    22   at this juncture. If the case goes forward,

    23   obviously, there would be a lot more evidence.

    24        THE COURT: I'm not sure what

31


    1    inference you are asking me to draw from the fact

    2    that there was no cross-motion for summary judgment.

    3         MR. NACHBAR: I'm not asking for any

    4    inference whatsoever. I'm simply pointing out that

    5    if the motion were to be denied, I don't think the

    6    Court is in a position to grant summary judgment to

    7    the other side on any issues, because they haven't

    8    moved for summary judgment, and we haven't submitted

    9    affidavits that we no doubt would have submitted had

    10   they so moved.

    11        Turning now to the merits, Your

    12   Honor, the board fully considered Mentor's offer.

    13   That's undisputed. It had ten days under the federal

    14   securities laws to file a 14D-9 setting forth its

    15   response.

    16        In that time period, there were three

    17   lengthy meetings. The company hired advisors. There

    18   is no real dispute that the advisors were chosen with

    19   care. The record, again undisputed, reflects there

    20   was extensive discussion about who to hire. And

    21   there were certainly good grounds for retaining the

    22   advisors who were retained.

    23        THE COURT: Let me just focus on one

    24   part of that record, although this may trail off into

32


    1    the subject matter of the motion to compel.

    2         Were minutes prepared for the three

    3    meetings that you just referred to?

    4         MR. NACHBAR: Yes, they were, Your

    5    Honor.

    6         THE COURT: Are they in the record?

    7         MR. NACHBAR: Yes, they are. I can

    8    get you the appendix cites, but they are in our

    9    appendix and, no doubt, the other side's appendix, as

    10   well.

    11        THE COURT: All right. So the record

    12   would include the minutes of those meetings, whatever

    13   documents were shown to the board at those meetings?

    14        MR. NACHBAR: Correct.

    15        THE COURT: And the depositions of

    16   whichever directors were taken --

    17        MR. NACHBAR: Correct.

    18        THE COURT: -- in connection with

    19   those meetings?

    20        MR. NACHBAR: That is correct.

    21        THE COURT: All right.

    22        MR. NACHBAR: The record also

    23   contains the 14D-9, which is the direct result of

    24   that series of three meetings, that communicates to

33


    1    the stockholders the actions that the board took.

    2         There is also no dispute that eight

    3    of the nine -- I'm sorry -- seven of the eight

    4    members of Quickturn's board are independent, outside

    5    directors. Their qualifications are listed at the

    6    outset of our opening brief. And it is a strong

    7    board. There are several CEOs. There are

    8    distinguished people.

    9         The other side doesn't contest the

    10   facts. What they claim is that a legal conclusion is

    11   that members who were recently added to the board are

    12   somehow disqualified, and so they try to disqualify

    13   two people that way. And they claim somehow that

    14   former officers of the company, one of whom resigned

    15   in 1995 and one of whom resigned in 1997, are also

    16   not independent.

    17        The case law doesn't support either

    18   of those. On the former point, they cite no cases.

    19   On the later point, they cite a case where in a

    20   settlement, in dicta, the Court mentioned in passing

    21   that the board was independent because ten of its

    22   fourteen members were neither former nor present

    23   officers of the company. Hardly a holding.

    24        We, on the other hand, cite two cases

34


    1    that expressly hold that former officers are

    2    independent in the context of responding to a

    3    takeover bid. Of course, that is the logic of what

    4    constitutes an independent director. Somebody who

    5    doesn't have a personal financial interest is

    6    independent. And the fact that Mr. D'Amour, for

    7    example, may have founded the company, and may have

    8    been an officer of the company until 1995, hardly

    9    gives him a financial interest in the company

    10   remaining independent today. Indeed, the outside

    11   directors are large stockholders. If they have any

    12   interest, it's in maximizing the value of their

    13   shares.

    14        The board determined that the offer

    15   was inadequate, contrary to the best interests of

    16   stockholders, and posed a threat to corporate policy

    17   and effectiveness. This is where I think Mentor

    18   argues most vehemently. It argues that Quickturn did

    19   not have a basis for believing that Mentor's offer

    20   was inadequate.

    21        It really makes two arguments: One,

    22   that management's projections were unrealistic and

    23   created simply to inflate the value of the company;

    24   and two, that the financial advisor's, Hambrecht &

35


    1    Quist's, inadequacy opinion was not adequately

    2    supported.

    3         Neither of these claims would stand

    4    scrutiny or creates a factual dispute. We know that

    5    management's projections assumed growth rates of 20

    6    to 30 percent. These were not unreasonable, given

    7    the undisputed facts.

    8         Those facts are, first, 1998, the

    9    company's performance was unquestionably depressed.

    10   There is great uncertainty in the Asian markets.

    11   That is not disputed. As Mr. Lobo pointed out, and

    12   other directors have agreed, the Asian manufacturers

    13   would have to make additional investments in the

    14   future. It doesn't have to do with whether there is

    15   an economic recovery in Asia or not. They have two

    16   choices. One, they can either go out of the chip

    17   manufacturing business --

    18        THE COURT: Let me just stop you here

    19   for a minute, Mr. Nachbar. Is your argument that the

    20   Court must find as a matter of law that the

    21   management's projections were reasonable? Or is the

    22   argument that the Court should find that the

    23   directors were entitled to conclude that -- let me

    24   rephrase the question.

36


    1    Are you asking the Court to conclude

    2    as a matter of law that the directors were entitled

    3    to conclude that the projections were reasonable?

    4         MR. NACHBAR: Close to the latter,

    5    Your Honor. What I'm asking the Court to conclude is

    6    that there is no factual dispute that the directors

    7    had a reasonable basis to accept management

    8    projections.

    9         THE COURT: All right. That's what

    10   you are arguing now?

    11        MR. NACHBAR: That's what I'm arguing

    12   now.

    13        The other undisputed fact is that the

    14   Mercury line of products was a new line of products

    15   that was coming on stream. It was a next-generation

    16   product. Between those two factors, there was a

    17   reasonable basis to believe these projections. More

    18   to the point, though, the projections were thoroughly

    19   discussed by the board. The record cites are at page

    20   nine of our opening brief. And there is no dispute,

    21   and there can be no dispute, about that.

    22        The directors specifically asked

    23   about the 30 percent growth rate after discussion.

    24   They were comfortable with those projections. Now

37


    1    one can argue that's a bad business judgment and that

    2    they shouldn't have -- other directors might have

    3    come to a different conclusion.

    4         THE COURT: Does the record show

    5    whether projections of that magnitude had ever been

    6    submitted before by management in a nonlitigation

    7    context?

    8         MR. NACHBAR: Yes, it does, Your

    9    Honor. The company traditionally had had a one-year

    10   plan, and it had in the past had growth rates in

    11   excess of 30 percent. Now the other side points out

    12   that those growth rates weren't always achieved in

    13   the past. That is certainly true. Things like the

    14   Asian markets problem intervened. But the projected

    15   growth rate was actually lower than some prior growth

    16   rates that had been presented in the past.

    17        THE COURT: Does the record show

    18   whether any of the management's growth rate

    19   projections had ever been achieved?

    20        MR. NACHBAR: I don't know the answer

    21   to that. And I don't know that there has been full

    22   discovery of all of management's projections going

    23   back to the inception of the company. I just don't

    24   know.

38


    1         As to Hambrecht & Quist, it opined

    2    unequivocally that Mentor's offer was inadequate. As

    3    a matter of law, the board was entitled to rely on

    4    that advice. But contrary to Mentor's belief, that

    5    advice was not based, as they claim, solely on

    6    uncritical acceptance of management's projections.

    7         What their brief says -- I believe

    8    this is page fourteen. I don't have it written down,

    9    but I think it's my memory. When asked what steps

    10   H&Q took to independently verify the projections,

    11   which were the cornerstone for H&Q's base case,

    12   Mr. Cleveland -- he is the Hambrecht representative,

    13   could state only that "...we verified..." -- quote,

    14   "...we verified that management..." -- their

    15   underlining -- "...felt that their projections were

    16   reasonable and made in good faith." That's what

    17   their brief says. Mr. Cleveland could only say that

    18   he verified that management thought the projections

    19   were valid.

    20        Here, what is Mr. Cleveland was asked

    21   and what he answered, two pages later, in the same

    22   deposition:

    23        "Question: Aside from what you just

    24   testified to, is there other due diligence H&Q

39

    1    performed in order to satisfy itself as to the

    2    reasonableness of management's projections?

    3         "Answer: Yes.

    4         "Question: Could you describe that,

    5    please?

    6         "Answer: We would look at

    7    independent market estimates of the size of the

    8    markets that were addressed by Quickturn and its

    9    products. We looked at the historical performance of

    10   Quickturn financially, and in particular the

    11   performance of Quickturn at the time of significant

    12   product introductions.

    13        "We discussed with management and

    14   critically appraised the economic conditions in

    15   general, and in particular the economic conditions in

    16   Asia which had had a depressing effect on the

    17   company's results in the past twelve months.

    18        "We reviewed the materials prepared

    19   by our own industry analyst and other industry

    20   analysts to understand their beliefs about the

    21   industry and its potential and its size.

    22        "We talked with management and

    23   discussed among ourselves the intellectual property

    24   position of the company and how much value that might

40

    1    have.

    2         "There were probably other things we

    3    did in connection with due diligence."

    4         Mischaracterization of the record is

    5    not a basis to defeat summary judgment. Mentor also

    6    contends that the Hambrecht & Quist inadequacy

    7    opinion relied almost exclusively on management

    8    projections. Again, that simply isn't true, as the

    9    uncontradicted fact record makes clear.

    10        Again, Mr. Cleveland -- I believe

    11   this is page 24 through 25. "The question is how did

    12   you determine it was inadequate, you mean H&Q?

    13        "The Witness: We looked at the

    14   company's circumstances, its assets, its intellectual

    15   property, its customer base, its recognition in the

    16   industry, its historical financial performance, its

    17   projections, talked to management about prospects,

    18   and then applied all of those inputs into a judgment

    19   about the price that had been offered by Mentor and

    20   determined that it was not adequate."

    21        Mr. Cleveland list abouts eight

    22   things that he considered. Mentor says he considered

    23   one of the eight.

    24        As Section 141 and cases such as Time

41


    1    Warner make clear, directors are entitled as a matter

    2    of law to rely on the inadequacy opinion of an

    3    outside investment banker. That's what happened

    4    here. And I suppose if there were a showing that

    5    that reliance was completely unreasonable, one might

    6    create a factual dispute. But there is no such

    7    showing here, and there can be none.

    8         Indeed, there is objective evidence

    9    that the board was reasonable. For instance, the

    10   state of Wisconsin recently -- they are the largest

    11   stockholder of Quickturn and Mentor -- recently came

    12   out and said that they opposed the offer because it's

    13   inadequate. Other industry analysts have said the

    14   same thing. Plainly, Hambrecht had a reasonable

    15   basis to believe that the offer was inadequate.

    16        THE COURT: Is the threat -- that is

    17   within the meaning of Unocal and Unitrin --

    18   articulated in terms of the inadequacy of the offer

    19   from a financial standpoint?

    20        MR. NACHBAR: I'm about to get to

    21   that. That is one of the threats. That's my point.

    22   Inadequacy is one of many. And the other threats are

    23   nowhere addressed in Mentor's 86-page brief.

    24        For instance, it's undisputed that

42


    1    this offer was timed to take advantage of a dip in

    2    the market caused by the Asian crisis. While Mentor

    3    makes much of the premium to the most recent market

    4    price, the fact is, again undisputed, that this is a

    5    25 percent discount to the February price of

    6    Quickturn stock.

    7         Now Quickturn's products, its

    8    management, its prospects haven't changed. The

    9    market has, we believe temporarily. And we believe

    10   for good reason that it's temporary. And there is no

    11   conflicting evidence about that. Mr. Lobo, the CEO

    12   of the company, testified at length about how the

    13   Asian manufacturers are going to have to make

    14   investments, and they are going to have to come and

    15   buy Quickturn's products. There is no dispute about

    16   that. There is no contrary evidence. There is no

    17   affidavit saying this is a permanent decrease. There

    18   is no dispute about that.

    19        THE COURT: Despite all of the

    20   learned disputation on that subject that is taking

    21   place in the financial press, and in the public

    22   media, you would ask this Court to find as a matter

    23   of law that the current drop in the stock market is a

    24   temporary phenomena?

43


    1         MR. NACHBAR: No, Your Honor. I'm

    2    not asking that at all. What I am asking, though,

    3    is, based on the facts before the Court, to

    4    understand that this company sells products to the

    5    Asian markets. Because of the turmoil in the Asian

    6    markets, this company's sales have been adversely

    7    affected. No factual dispute about that. The other

    8    side isn't going to get up and contradict that,

    9    because they can't.

    10        The fact of the matter is that the

    11   Asian manufacturers are going to have two choices.

    12   They can either invest in new technology or they can

    13   close their factories. They can either compete or

    14   not compete. If they compete, they are going to have

    15   to buy products from Quickturn or from somebody.

    16   It's as simple as that.

    17        Now also undisputed is that

    18   Quickturn's corporate strategy for at least the last

    19   three years has focused on product development to

    20   enhance its position as a market leader, and

    21   importantly, vigorous defense of its intellectual

    22   property rights in defense of its market position and

    23   in defense of its technology.

    24        Undisputed is that it has been

44


    1    involved in patent litigation against Mentor in three

    2    different courts, as well as before the International

    3    Trade Commission for two or three years. It's

    4    undisputed that Quickturn obtained injunctive relief

    5    preventing Mentor from infringing its patents and

    6    preventing Mentor from selling certain products.

    7    It's undisputed that Mentor appealed that preliminary

    8    injunction, and it challenged the validity of

    9    Quickturn's patents.

    10        Quickturn, it's undisputed, is

    11   seeking $225 million of damages in that patent

    12   infringement action, which is approximately, I think,

    13   the value of Mentor's offer. It's undisputed that

    14   the federal circuit affirmed the grant of injunctive

    15   relief and held that Mentor had no standing to

    16   challenge Quickturn's patents on August 5th, 1998,

    17   and that Mentor commenced this offer one week later.

    18        THE COURT: Where is the damage

    19   aspect of the patent litigation pending?

    20        MR. NACHBAR: I believe it's pending

    21   in District Court -- United States District Court in

    22   Oregon, I believe.

    23        THE COURT: Basically, that's the

    24   damage phase of the ongoing patent litigation?

45


    1         MR. NACHBAR: That's my

    2    understanding, Your Honor.

    3         THE COURT: Do you know what the

    4    status of that litigation is procedurally?

    5         MR. NACHBAR: I think we just

    6    submitted our damage claims. I would have to defer

    7    to my colleagues in terms of the actual trial date in

    8    that action. I just don't know as I sit here.

    9         December, I'm told, Your Honor.

    10        THE COURT: On the damage issue.

    11        MR. NACHBAR: On the damage issue.

    12        THE COURT: All right. There is also

    13   reference in the briefs to an argument that's

    14   supposed to take place in the Delaware District Court

    15   later this month. What is that concerning?

    16        MR. NACHBAR: There are two motions

    17   for preliminary injunction, Mentor's and Quickturn's.

    18   Mentor's motion was argued yesterday. And there

    19   hasn't been a ruling yet, although I imagine there

    20   will be soon. We will present our motion for

    21   preliminary injunction later this month. I don't

    22   have the date as I sit here.

    23        THE COURT: But what is the subject

    24   matter of those motions, that disclosure is made in

46


    1    connection with -- what is the subject matter?

    2         MR. NACHBAR: Your Honor has it

    3    correct. It's the disclosures made in connection

    4    with the agent designation, solicitation, and the

    5    subsequent proxy contest.

    6         While we are on that subject, the

    7    other side says that we really haven't set a date for

    8    the meeting, or we are delaying them out until the

    9    end of time, or something. That simply isn't true.

    10   We have set a meeting date of January 8th. The

    11   meeting will proceed on that date unless the federal

    12   court rules that their agent designations were

    13   misleading and an appropriate remedy is to vacate

    14   that date. But the notion that we haven't set a

    15   meeting date, it's repeated throughout their brief.

    16   It's simply not true.

    17        THE COURT: All right. I'm sure I

    18   threw you off track with my questions, but where you

    19   were, I gather, was in reciting the facts, all of

    20   which bear on your point that the board was

    21   reasonably entitled to rely on opinions that it

    22   received that the Mentor offer was financially

    23   inadequate.

    24        MR. NACHBAR: It's beyond that. That

47


    1    is certainly one thing that the board considered.

    2    The other thing that the board considered is that

    3    this offer doesn't take into account Mentor's -- or

    4    Quickturn's intellectual property rights and, indeed,

    5    poses a threat to corporate policy and effectiveness.

    6    We have been --

    7         Quickturn has been vigorously

    8    defending these rights for three years. It's now

    9    achieved a significant victory. And what Mentor

    10   wants to do, if it succeeds in this offer, is to

    11   effect a 180-degree reversal of Quickturn's strategy.

    12   There will be no market leadership for Quickturn, no

    13   patent litigation, no defense of rights. Instead,

    14   Mentor will acquire the company for cash and will

    15   terminate the litigation.

    16        There is no question that this is a

    17   threat to corporate policy and effectiveness. This

    18   entitles, and I think Delaware law says requires,

    19   Quickturn to take defensive action under Delaware

    20   law. It's interesting that the 86-page brief never

    21   mentions the patent litigation, not even once.

    22        Now I want to get back to a question

    23   that Your Honor asked about earlier, whether there is

    24   any real dispute as to whether the effect of these

48


    1    defensive actions is preclusive or coercive.

    2         There is no testimony that Mentor is

    3    going to go away. Indeed, given the patent

    4    litigation, it can't afford to go away. I mean it's

    5    facing patent infringement damages. It can't sell

    6    its products. It's got every incentive to stay

    7    involved in this ball game. And it intends to

    8    proceed. I don't think there is any dispute about

    9    that. It will proceed whether these defensive

    10   measures are upheld or not.

    11        There is also no evidence of any

    12   coercion. I point out at the beginning that coercion

    13   in these circumstances is simply illogical. If

    14   somebody wants a sale of the company, why would they

    15   vote for Mentor's nominees on October 29 but not on

    16   January 8? That makes no sense. Similarly, the

    17   delayed redemption provision doesn't coerce anyone.

    18   If people want the company to be sold, why would they

    19   vote against the slate that is committed to the sale

    20   of the company?

    21        And this issue was addressed four

    22   square in the NWA case. And Chancellor Allen said

    23   that on the facts there, which were different, he

    24   barely saw any threat of influencing the meeting.

49


    1    There, there were two slates, both comitted to the

    2    sale. One could sell the company immediately. One

    3    could only sell the company in six months. The Court

    4    said that he didn't really find that that would

    5    coerce voters.

    6         But here, the choice is clear. I

    7    mean our slate isn't committed to the sale of the

    8    company. Their slate is. As the Chancellor said in

    9    NWA, that presents a clear question. If people want

    10   the company to be sold, they will vote for the Mentor

    11   slate, whether there is a delayed redemption

    12   provision or not.

    13        More importantly, though, there is no

    14   affidavit of any proxy solicitor saying that the vote

    15   is being chilled or people are being coerced.

    16   Indeed, the testimony of Mr. Burch is that they are

    17   getting more tenders than they thought they would.

    18        Finally, Mr. Hinckley, who is the

    19   chief operating officer of the company and the

    20   architect of this takeover, was asked, "What has been

    21   the effect of these defensive measures on your

    22   offer?"

    23        His answer, "They've increased our

    24   expenses, they have slowed the process, and have

50


    1    potentially jeopardized the business of Quickturn."

    2    That is Hinckley dep at 255.

    3         That is it. It doesn't say, "We

    4    can't go forward." It doesn't say, "People aren't

    5    going to tender." It doesn't say, "They have

    6    jeopardized our ability to complete this." All it

    7    says is they have increased expenses, which, if

    8    anything, is a money damages claim. And they haven't

    9    quantified it, so we don't know what it's talking

    10   about.

    11        Number two, "they have slowed the

    12   process." Well, I mean we would concede that these

    13   measures that we have taken will prevent them from

    14   consummating their offer on October 29, like they

    15   would like to.

    16        And "they have potentially

    17   jeopardized the business of Quickturn"? I don't know

    18   what the latter means, other than something may

    19   happen to Quickturn's business. But you know, some

    20   good things might happen or some bad things might

    21   happen. That's not coercive. That's not preclusive.

    22        The real question, Your Honor, then

    23   becomes, under Unocal and Unitrin, is what the board

    24   did reasonable in relation to the threat posed? I

51


    1    would say that the actions taken were quite mild.

    2    The board, for instance, did not abrogate or abolish

    3    the right of stockholders to call an annual meeting,

    4    although it could have done so. It didn't sell

    5    assets. It didn't do some financial restructuring

    6    that would make it difficult or impossible for Mentor

    7    to complete its acquisition. All it did is it said,

    8    "We are going to give stockholders time to consider

    9    this before they have to vote, and we are going to

    10   make sure that the new board has at least some

    11   reasonable period before it commits to the sale of

    12   the company in a self-dealing transaction."

    13        THE COURT: What does the record

    14   show -- that is, what consideration does the record

    15   show was given to the specific period of time called

    16   for by the delayed redemption pill? That is, why six

    17   months instead of three months or two months or nine

    18   months?

    19        MR. NACHBAR: I think -- I think what

    20   the record shows is that the board thought that that

    21   was an appropriate period for directors to get up to

    22   speed and decide whether to sell the company or not.

    23        THE COURT: What's the source of that

    24   statement?


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    1         MR. NACHBAR: The source of the

    2    statement or the underlying basis for the directors'

    3    belief?

    4         THE COURT: What was the underlying

    5    basis for the directors' belief, and what is the

    6    evidentiary source of that?

    7         MR. NACHBAR: The evidentiary source

    8    is on page thirteen and fourteen of our opening

    9    brief. And I'll read what Dean Hasler, who is dean

    10   of a college or law school -- I can't remember

    11   which -- had to say about why this was done.

    12        "I very much agreed or felt it was

    13   very appropriate that if a new board were elected,

    14   that they have time to get to know the company, the

    15   industry, the market potential of the new products

    16   that are just coming on stream, before trying to make

    17   a decision as to the fair value of the company and to

    18   shareholders. So I was very focused on finding a

    19   reasonable period of time, a provision that would

    20   permit a reasonable period of time for a new board to

    21   make those assessments while still permitting a new

    22   board to act. So the elimination of the dead hand,

    23   but the addition of a provision requiring, in effect,

    24   a waiting period seemed to me a very balanced and

53

    1    fair approach."

    2         THE COURT: Okay. My question,

    3    though, goes to the length of the waiting period.

    4    And you can only answer based on the record that we

    5    presently have, but to the extent that it sheds light

    6    on the subject, my question is why six months versus

    7    some longer or shorter period of time?

    8         MR. NACHBAR: I think because, as

    9    Dean Hasler testified, in the directors' judgment,

    10   that was a reasonable period of time for the board to

    11   take to become up to speed on the company, its

    12   products and its business, and to consummate the sale

    13   process.

    14        I mean, don't forget that at the end

    15   of six months, if the pill is redeemed, the

    16   transaction closes. It's not like you begin some

    17   process at the end of six months. So there would be

    18   some period to get up to speed, to learn the company,

    19   to decide what transaction is appropriate to pursue,

    20   and then there would presumably be some time

    21   necessary to consummate that transaction. The end of

    22   the six months, the transaction closes.

    23        THE COURT: Does the record indicate

    24   whether or not some longer or shorter period -- some

54


    1    specific longer or shorter period was considered?

    2         MR. NACHBAR: I don't know. I know

    3    on the bylaw amendment there were longer periods

    4    specifically considered. I'm not sure what the

    5    record indicates on the delayed redemption provision.

    6         THE COURT: Does the record show who

    7    came up with the idea?

    8         MR. NACHBAR: Again, Your Honor, I

    9    think it arose out of a board discussion. I think it

    10   was something that the board felt was fair and

    11   appropriate.

    12        THE COURT: I understand that. I

    13   know you keep on coming back to it. But I'm

    14   concerned about who broached the subject, who argued

    15   for what position, and what information the board had

    16   when it concluded that a six-month waiting period was

    17   fair.

    18        MR. NACHBAR: I'm not in a position

    19   to answer that question. Maybe on reply, I'll know,

    20   but I'm not sure that the record indicates who first

    21   mentioned six months, as opposed to eight months or

    22   five months, or something.

    23        THE COURT: Or what the debate was on

    24   that point, if any?


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55


    1         MR. NACHBAR: That's correct. The

    2    important thing here is that there are no show

    3    stoppers. Neither of these provisions is going to

    4    stop a committed offeror like Mentor from proceeding.

    5    There is no evidence that it would.

    6         THE COURT: Was that issue discussed

    7    at the board -- at that board meeting, whether or not

    8    a six-month waiting period stacked on to a three-

    9    month -- minimum three-month meeting -- special

    10   meeting call period would have that effect?

    11        MR. NACHBAR: I think it -- I don't

    12   know that there was a specific question and answer,

    13   but it is very clear from the overall context that

    14   the board felt that Mentor was not going away. And

    15   the board, you know -- I mean it's clear that the

    16   board undertook this with the understanding and on

    17   the expectation that this was not going to drive

    18   Mentor away, which I think makes sense in light of

    19   the patent situation. They can't go away. I mean

    20   they can, I suppose, under some circumstances.

    21        THE COURT: They could go away and

    22   just litigate -- defend the patent damage case. I

    23   mean they could go away.

    24        MR. NACHBAR: Yes. It's unlikely

56


    1    that they would go away. They are not the ordinary

    2    bidder. They have an incentive to stay that most

    3    bidders don't have.

    4         THE COURT: All right. Is there a

    5    record on that part of the discussion, whether or not

    6    Mentor Graphics would likely go away if they were

    7    delayed by nine months?

    8         MR. NACHBAR: I don't believe that

    9    there is a record specifically of that question and

    10   that answer. I think it's clear from the overall

    11   tenor of the board's approach that Mentor would be

    12   around, and that nobody thought that this was

    13   preclusive.

    14        THE COURT: All right.

    15        MR. NACHBAR: It is -- on Your

    16   Honor's specific question, as to who first mentioned

    17   six months and what was the debate, the issue was

    18   raised. It was discussed with counsel. And the

    19   minutes show that the board carefully considered

    20   these issues. We have not waived privilege

    21   concerning the discussions, but the record is clear

    22   that it was discussed, and those citations are in the

    23   opening brief.

    24        THE COURT: You are asking the Court

57


    1    to find that that judgment was reasonable as a matter

    2    of law, but you are not willing to disclose the

    3    underlying basis for that conclusion that the board

    4    drew?

    5         MR. NACHBAR: What I'm asking the

    6    Court to conclude is that the board acted reasonably

    7    in the circumstances. And I think that's

    8    different --

    9         THE COURT: How can I conclude that

    10   when I don't know what the board was told and what

    11   the back and forth was?

    12        MR. NACHBAR: You know, I think --

    13        THE COURT: You may be right, but

    14   without knowing what the discussion was, how can I

    15   conclude that as a matter of law?

    16        MR. NACHBAR: I think at the end of

    17   the day, the matter speaks for itself, and the fact

    18   of the matter is, it's not preclusive and it's not

    19   coercive.

    20        Now whether, hypothetically, you can

    21   sit there and say, "We had a debate and somebody said

    22   nine months and somebody said six months and counsel

    23   said this and somebody else said that," at the end of

    24   the day, though, what counts is: Is it coercive? Is


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58


    1    it preclusive? And it's not.

    2         THE COURT: Let's test that. Are you

    3    saying -- let's assume for purposes of this

    4    hypothetical discussion that there was no significant

    5    discussion about the -- either the merits of six

    6    months versus some shorter period or longer period,

    7    and no significant discussion about the impact that

    8    the delay would have on Mentor Graphics' offer. Is

    9    it your position that if the board did not make an

    10   informed judgment but ended up coming out with a

    11   result that was neither preclusive nor coercive, that

    12   that's enough to save the day?

    13        MR. NACHBAR: Well, I -- number one,

    14   I think it is. But number two, here there was a

    15   discussion. I mean it's not that there was no

    16   discussion. The discussion was privileged. I don't

    17   understand that a board must waive attorney/client

    18   privilege in order to overcome a Van Gorkom claim. I

    19   mean I just don't understand that to be the law.

    20        The point is that the board met at

    21   length, discussed these matters at length, consulted

    22   with counsel, consulted with advisors, got advice --

    23        THE COURT: My question is whether

    24   even if you can argue that the result reached by the


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59


    1    board complies with Unocal, that that ends the

    2    inquiry, or whether the degree of information that

    3    the board had is also a relevant inquiry, that could

    4    provide an independent ground to invalidate what the

    5    board did? I'm reacting to your statement that all

    6    that counts is whether or not the board's decision

    7    was preclusive or coercive.

    8         MR. NACHBAR: I think either is

    9    sufficient. In other words, if you didn't get advice

    10   and you chose something that was neither preclusive

    11   nor coercive, it wouldn't become preclusive or

    12   coercive because it had been chosen arbitrarily. Now

    13   you might have difficulty on the question of whether

    14   it was reasonable in relation to the threat posed if

    15   it was arbitrary. But that also would be something

    16   that the Court might be in a position to rule on.

    17        On the other hand --

    18        THE COURT: You are saying that if

    19   the -- if the board did not exercise due care in

    20   arriving at the result that it reached, but the

    21   result was neither preclusive nor coercive, then

    22   there may be an absence of due care, but it would not

    23   be actionable?

    24        MR. NACHBAR: I believe that's


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60


    1    correct, Your Honor. Yes.

    2         THE COURT: All right. Actionable in

    3    the sense that the transaction could be enjoined, as

    4    distinguished from whether the directors would be

    5    personally liable.

    6         MR. NACHBAR: Yes, Your Honor. I

    7    believe if you do something -- I mean Unocal has two

    8    prongs -- or Unitrin actually has two prongs, as I

    9    understand it. First is: Is the action preclusive

    10   or coercive; second, is it reasonable in the

    11   circumstances?

    12        Now certainly, I don't think that the

    13   process that the board follows has any relevance to

    14   whether the action is preclusive or coercive. Let's

    15   say the board acted completely negligently. It gets

    16   this piece of paper and it says, "We are not going to

    17   meet, even. We are just going to do nothing. And

    18   our recommendation is to tender, and we don't have

    19   any basis for that. That's just what we are doing."

    20        No one would say that was preclusive

    21   or coercive, yet no one would say that was a very

    22   good process. So I think the results are either

    23   preclusive or coercive or they are not. I don't

    24   think that the process is terribly relevant.


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    1         THE COURT: The reasonableness of the

    2    process is not a factor?

    3         MR. NACHBAR: In determining whether

    4    the action taken is preclusive or coercive.

    5         THE COURT: And in determining

    6    whether or not for any other reason the actions

    7    should be enjoined?

    8         MR. NACHBAR: Well, that gets to the

    9    next step, which is: Is it reasonable in relation to

    10   the threat posed? I haven't quite gotten there yet,

    11   but it's where I'm headed next. My point is it's not

    12   preclusive. It's not coercive. And what the board

    13   did doesn't make it -- what process the board

    14   followed doesn't make their action any more

    15   preclusive or less preclusive or any more coercive or

    16   less coercive.

    17        One other thing that I am reminded of

    18   on this point is that Mr. Cleveland, from Hambrecht &

    19   Quist, testified that he gave advice that six months

    20   was reasonable, and that he recommended to the board

    21   both the bylaw and the rights plan amendment. That's

    22   in the Cleveland transcript.

    23        Now turning to the bylaw amendment

    24   first, the board perceived -- again, there is ample

62


    1    record evidence -- that there was a threat of a

    2    stampede or an ambush. Those are the words that the

    3    directors used. The board members felt that

    4    shareholders should be given a full and fair

    5    opportunity to consider this matter. Indeed, it's

    6    sort of ironic that Mentor, the undisputed record

    7    shows, who is a big player in the industry, who has a

    8    lot of expertise, who knows a lot about its

    9    competitors, presumably, was considering the offer

    10   since May.

    11        So it took Mentor approximately three

    12   months to decide to make an offer, yet they object to

    13   stockholders having ninety days from the call of a

    14   meeting to decide whether to accept the offer or not.

    15   The bylaw amendment is designed to ensure adequate

    16   time. It's similar to a notice bylaw.

    17        THE COURT: I'm getting confused. We

    18   are talking about the three months -- the three-month

    19   delay for the holding of a special meeting.

    20        MR. NACHBAR: That's correct, Your

    21   Honor.

    22        THE COURT: To elect directors.

    23        MR. NACHBAR: That's correct.

    24        THE COURT: To the extent there is a


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63

    1    decision on whether or not to accept the Mentor

    2    offer, I gather that implicit in your argument is

    3    that that decision would take the form of a different

    4    decision, which is whether or not to replace the

    5    board.

    6         MR. NACHBAR: Right. I think as

    7    Stahl, Time Warner and other cases recognize, when

    8    you have the combined tender offer/proxy contest that

    9    is being done here, the election of directors is,

    10   really, a vote on whether stockholders want the offer

    11   or not. I mean I don't think that anybody is here

    12   contending that Mentor would have any chance of

    13   succeeding in its proxy contest were it not making a

    14   tender offer simultaneously.

    15        THE COURT: So the special meeting is

    16   really the plebiscite on the merits of the Mentor

    17   offer, and then the sixth -- and then if the

    18   plebiscite is successful from Mentor's standpoint,

    19   then its nominees would have six months to decide

    20   whether or not to go ahead and fulfill Mentor's

    21   agenda or to do something else?

    22        MR. NACHBAR: That's right. It will

    23   elect five nominees, who are running on a platform of

    24   selling the company to Mentor, paren, subject to

64

    1    their fiduciary duties. We take that paren

    2    seriously, which is why we have the delayed

    3    redemption provision, because we think if they really

    4    are going to exercise their fiduciary duties, they

    5    are going to need some time, because the record is

    6    clear, they know nothing about this company. They

    7    don't have any background in the industry or with the

    8    company. So we think some period to get up to speed,

    9    and some period to effectuate the transaction is

    10   appropriate, and we don't believe that there is any

    11   record six months is inappropriate or inordinate in

    12   any way.

    13        THE COURT: How would that work in

    14   the real world? If Mentor wins the election, the old

    15   directors, the current directors, are gone.

    16        MR. NACHBAR: Correct.

    17        THE COURT: We have an entirely new

    18   board. Who at the company -- that is, who at

    19   Quickturn is going to educate the new directors about

    20   the proper exercise of their fiduciary duties?

    21        MR. NACHBAR: I don't know. I mean I

    22   assume that they would hire counsel. I assume that

    23   they would get independent counsel, although I don't

    24   know what they will do. I have never spoken to any


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65


    1    of these five nominees. But that's what I presume

    2    any newly-elected director would do.

    3         In terms of people running the

    4    company, some of the senior executives have

    5    employment contracts. I assume that some of them

    6    would be induced to stay, but I don't know that. And

    7    that's something that the new board would have to be

    8    in a position to deal with.

    9         THE COURT: Is there any record

    10   evidence on how this transition would work, if indeed

    11   there was a transition?

    12        MR. NACHBAR: I'm not aware of any,

    13   Your Honor.

    14        Going back to the bylaw, it's very

    15   similar to a notice bylaw. It's very common for

    16   companies to have bylaws that require ninety or even

    17   120 days advanced notice of nominations and

    18   shareholder proposals. In fact, Mentor has a ninety-

    19   day advanced notice bylaw.

    20        Now it's disputed if that bylaw would

    21   be applicable here. It says that if a meeting is

    22   called on less than ten days notice, then you have

    23   ten days prior to the call of the meeting to meet the

    24   requirements of the bylaw. And it's at least, I


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66


    1    think, unclear, and probably disputed, how that

    2    applies in a stockholder-called meeting like this.

    3         The point is that the bylaw amendment

    4    is designed to accomplish the same result as the

    5    company's preexisting advanced notice bylaw, to give

    6    people time to consider all the material facts.

    7         And that's all it's designed to do.

    8    No one believes -- and there is no evidence that

    9    having a meeting on January 8th, instead of October

    10   29 is going to significantly impact this offer or

    11   Mentor's ability to consummate the offer.

    12        Now the delayed redemption provision

    13   was enacted at a time when Mentor did not know who --

    14   I'm sorry. When Quickturn did not know who Mentor's

    15   nominees were. I think the fear was that new

    16   directors, with no knowledge of the company, would be

    17   under intense pressure to sell to Mentor before they

    18   took adequate steps to familiarize themselves with

    19   the company. And that fear was realized, because the

    20   five directors were subsequently identified, and it

    21   turned out that they had no familiarity whatsoever

    22   with the industry or with the company.

    23        And you know, again, it's sort of

    24   ironic that the procedure here for Mentor was to


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67


    1    start this process in May, leading to an October 29

    2    meeting. When they were making the offer, five

    3    months was okay for them to make the offer and have

    4    it consummated. But yet they object to a new board,

    5    with no knowledge of the company or the industry,

    6    having six months to consummate an offer.

    7         You know, we believe that the delayed

    8    redemption provision is, on its face, a reasonable

    9    provision, tailored to the threat that Mentor would

    10   elect a neophyte board, that would be pressured into

    11   selling to Mentor immediately.

    12        We believe that --

    13        THE COURT: So the purpose of the

    14   six-month delayed redemption provision is to assist

    15   the Mentor nominees in resisting pressure from the

    16   shareholder that nominated them?

    17        MR. NACHBAR: To ensure that they are

    18   not -- that they have an adequate time to become

    19   familiar with the company, its products and its

    20   business.

    21        THE COURT: The answer to my question

    22   is yes?

    23        MR. NACHBAR: Well, I'm not sure I

    24   would phrase it the way Your Honor phrased it.


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    1         THE COURT: I'm sure you wouldn't.

    2         MR. NACHBAR: I think the way the

    3    board phrased it and the way Mr. Hasler phrased it is

    4    in the record. And I think that's what the record

    5    shows.

    6         THE COURT: Well, is there something

    7    inaccurate about the way I phrased it?

    8         MR. NACHBAR: Well, I think it's a

    9    question of characterization. And I mean, I'm

    10   sticking to what the board said. And Mr. Hasler's

    11   statement is the one that I read that's in the

    12   record.

    13        THE COURT: But isn't the logical

    14   implication of that statement that the six-month

    15   delay provision is designed, in effect, to protect

    16   the directors who would replace the incumbent board

    17   from pressure exerted by the stockholder that

    18   nominated them in the first place?

    19        MR. NACHBAR: Yes, I think it is

    20   designed to protect against pressure to do a

    21   self-dealing transaction.

    22        THE COURT: So what we have, then, is

    23   the board, the incumbent board, somewhat

    24   paternalistically enacting the delayed redemption


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    1    provision to help out the people who would be

    2    replacing them against their will.

    3         MR. NACHBAR: I think it's to help

    4    out the stockholders of the company, who are faced

    5    with a situation where there is enormous pressure on

    6    them now, coming from both sides, and electing a

    7    board that may not fully protect their interests.

    8         Again, the delayed redemption

    9    provision is not designed and will not have the

    10   effect of precluding a sale to Mentor. It is

    11   designed and will have the effect of precluding a

    12   sale to Mentor before the board has had a six-month

    13   period to consider it. That's what it's designed to

    14   do.

    15        THE COURT: So if after the six-month

    16   period the new board, having considered it, decides

    17   to redeem the pill and allow the Mentor offer to go

    18   through, does that create some higher level of

    19   presumption or inference that that board acted in

    20   accordance with their fiduciary duties?

    21        MR. NACHBAR: No. I think it merely

    22   means that they had enough time to exercise their

    23   fiduciary duty. What they did in that time, you

    24   know, one hopes is the appropriate thing, but one --


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    1    you know, we don't know too much about these

    2    nominees.

    3         We would think that any board who was

    4    elected would use that time wisely. But if Your

    5    Honor's point is that we won't control what they do,

    6    that's correct.

    7         THE COURT: All right.

    8         MR. NACHBAR: We believe that the

    9    defendants' actions here clearly pass the relevant

    10   test. This is not a Blasius case, despite what the

    11   other side says.

    12        THE COURT: Your argument there --

    13   I'm going to put words in your mouth, but I'm

    14   concerned about the time. Nobody is going to be

    15   prevented from voting, and nobody is going to be told

    16   how to vote.

    17        MR. NACHBAR: That's correct.

    18        THE COURT: Simply a three-month

    19   delay, and will be able to exercise the right to

    20   vote.

    21        MR. NACHBAR: It's not even three

    22   months. Their date is October 29. Our date is

    23   January 8. By my count, that is a month-and-a-half,

    24   or less. And you know, I think that the Stahl


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    1    against Apple Bancorp case is the one that is most

    2    pertinent there, both for its holding and its

    3    reasoning. There was a six-month delay, and the

    4    Court made the very distinction that Your Honor drew.

    5         The other point that the other side

    6    raises is that somehow the delayed redemption

    7    provision -- not the bylaw amendment, obviously, but

    8    just the delayed redemption provision, is invalid per

    9    se.

    10        Unlike the provision at issue in Toll

    11   Brothers, which Your Honor is obviously familiar

    12   with, there is no discrimination among board members.

    13   There is no prohibition on future board action.

    14   There is a regulation of timing of when a future

    15   board can take that action, but there is nothing

    16   statutorily wrong with that.

    17        Advanced notice provisions, for

    18   example, say that a board can't call a meeting except

    19   on some number of days notice. No one would say that

    20   that impermissibly interferes with the right of a

    21   future board under 141(a). Similarly, standstill

    22   agreements, companies enter into them, and they

    23   commit future boards not to undertake certain

    24   transactions for a period of time. And those have


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    1    routinely been upheld.

    2         Here, there is a narrow limitation.

    3    It's akin to a short standstill. It regulates the

    4    timing of when a future board could take certain

    5    actions. And the case is wholly unlike Toll

    6    Brothers.

    7         Finally, Your Honor, an essential

    8    element of the relief that the plaintiffs seek here

    9    is irreparable harm. And there has been no showing

    10   of irreparable harm. There is no evidence, as I've

    11   said repeatedly, that this is coercive or preclusive

    12   and the transaction wouldn't be consummated in the

    13   form that it's been proposed.

    14        There is some talk about it might be

    15   a little bit more expensive. That's not irreparable

    16   harm. That's money damages.

    17        And the other side really miscites

    18   the Unocal case. It says that the Unocal -- the

    19   trial court case held as a matter of law that there

    20   was irreparable harm there. That's simply not true.

    21   There were affidavits from both sides in that case.

    22        THE COURT: Let me make sure I have

    23   this right. Is it correct that the case is, for your

    24   argument, that the ninety-day delay will not be


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    1    preclusive of Mentor's offer or the -- is the

    2    evidence that underlies that fact the same evidence

    3    that negates any irreparable harm?

    4         MR. NACHBAR: Yes, Your Honor.

    5         THE COURT: Is there any difference?

    6         MR. NACHBAR: I don't think so. I

    7    mean the other side haven't articulated -- I think

    8    it's their burden to show irreparable harm. I don't

    9    think they have come forward and met that burden. I

    10   don't know what their irreparable harm is. Maybe

    11   they will tell me in answering, and we'll deal with

    12   that. There are no affidavits. They have failed to

    13   show an essential element.

    14        Finally, Your Honor, one point about

    15   the timing of a ruling and procedurally where we are.

    16   Both sides have purported to notice stockholder

    17   meetings, the other side for October 29, our side for

    18   January 8. There are now two separate proxy

    19   solicitations geared towards two different meeting

    20   dates that are proceeding, essentially, side by side.

    21        I suppose the other side, in the

    22   absence of some ruling, would intend to convene their

    23   meeting on October 29 and hold it as a rump meeting.

    24   I think there is a lot of confusion in the


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    1    marketplace. I do believe that resolution of that

    2    issue would be helpful to all stockholders.

    3         Thank you, Your Honor.

    4         THE COURT: Thank you. Just as a

    5    housekeeping matter, Mr. Abrams, my intent was to go

    6    on until 12:30 and then reconvene at 1:30. And I had

    7    reserved the rest of the day, but unfortunately, I

    8    must conclude no later than a quarter of four. I

    9    hope we can do all of this in that time.

    10        MR. ABRAMS: Rather than interrupt

    11   the presentation and what I assume will be many

    12   questions from Your Honor of me, would it be

    13   preferable from the Court's perspective to take an

    14   early lunch break now? If Your Honor would like, I'm

    15   happy to start --

    16        THE COURT: I did not know whether

    17   Mr. Monhait and his cocounsel intended to make a

    18   presentation.

    19        MR. BERNSTEIN: We do, Your Honor. I

    20   would expect I would follow Mr. Abrams. I would be

    21   certainly briefer than Mr. Nachbar. I don't know

    22   about Mr. Abrams.

    23        THE COURT: We don't have any time

    24   for any duplicative arguments.


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    1         MR. BERNSTEIN: Won't be duplicative.

    2         MR. ABRAMS: I suspect to have a fair

    3    amount to say. I expect Mr. Bernstein will be brief

    4    in his presentation.

    5         THE COURT: Why don't we go on until

    6    12:30, Mr. Abrams? Keep in mind that I don't need an

    7    86-page argument.

    8         MR. ABRAMS: May it please the Court:

    9    Mr. Nachbar, to my knowledge, was not involved in any

    10   of the depositions. Perhaps that is the source of

    11   his continuing inability to respond directly to Your

    12   Honor's questions for record citations.

    13        This is an application for summary

    14   judgment where the defendants bear the ultimate

    15   burden of proof at trial, are required to demonstrate

    16   conclusively that they are entitled to a judgment as

    17   a matter of law. As I will discuss with Your Honor,

    18   there are any number of statements in the record, all

    19   of which support our position on the merits and

    20   which, therefore, at a minimum create disputed

    21   questions of fact.

    22        THE COURT: On that point, it would

    23   be helpful, Mr. Abrams, if you could identify the

    24   disputed issues of fact in connection with what I


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    1    understand are the six master facts that the other

    2    side contends are undisputed and that entitle them to

    3    judgment as a matter of law.

    4         Since they have structured the

    5    framework for this dispute in that way, I'll find it

    6    most easy to understand if you could respond in terms

    7    of that framework; not meaning to preclude you from

    8    arguing anything else, but I do need to have your

    9    position on those points.

    10        MR. ABRAMS: Ordinarily, I would of

    11   course be responsive directly to Your Honor's

    12   question. I had hoped to take a few minutes to

    13   explain to the Court in chronological order exactly

    14   what has happened here, to ensure that the Court has

    15   the benefit of a clear understanding of our offer and

    16   the reactions by the board. In the course of that

    17   presentation, I do expect to address each of the six

    18   points raised by the other side.

    19        THE COURT: All right.

    20        MR. ABRAMS: If I may, let me go back

    21   to August 12 and start by referring to the fact that

    22   on that day, Mentor Graphics commenced a noncoercive,

    23   any-and-all, fully-financed offer to acquire the

    24   Quickturn stock at a 51 percent premium over the


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    1    closing price on the preceding day. On that same

    2    day, Mentor announced its intention to solicit agent

    3    designations, to call a special meeting of the

    4    Quickturn stockholders, for the expressed purpose of

    5    removing the current directors and electing

    6    independent nominees who, subject to their fiduciary

    7    duties, would consider the Mentor Graphics proposal.

    8    Mentor was proceeding under the preexisting Quickturn

    9    bylaws which specifically confirmed the right of 10

    10   percent of the company's stockholders to call a

    11   special meeting, and that that meeting could occur on

    12   ten to sixty-days notice.

    13        The immediate, reflexive and

    14   unconsidered reaction by the Quickturn directors was

    15   best characterized by Mr. Antle, who conceded that

    16   upon learning of the offer, the Quickturn directors

    17   believed it was, quote, stupid.

    18        The problem, however, that the

    19   Quickturn board and its management faced in

    20   confronting a 51 percent premium offer is that they

    21   have a recent financial performance, and an ongoing

    22   current fiscal year financial performance, which will

    23   make it impossible for the Quickturn board to

    24   demonstrate in a proxy contest to the satisfaction of


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    1    a majority of the stockholders that they should

    2    reject Mentor Graphics' premium price.

    3         The 1997 results of Quickturn were

    4    flat, and the company lost money. It had negative

    5    earnings. The midterm 1998 financial results of the

    6    company were drastically below expectations. They

    7    started off, according to their own business plan,

    8    with an expectation of having revenues of 150 million

    9    this year. As recently as early August, they dropped

    10   the revenue projection to only $100 million. Their

    11   earnings are going to be below expectations,

    12        THE COURT: That sounds like an

    13   argument you should make to the stockholders, not to

    14   me.

    15        MR. ABRAMS: I would like it to make

    16   it to the stockholders. I need Your Honor's help to

    17   do so.

    18        In the course of explaining what they

    19   have done in order to gin up the inadequacy opinion,

    20   that will shed important light on the directors'

    21   motives here. Faced with the problem of a depressed

    22   financial performance last year and this year,

    23   Quickturn's management immediately understood on

    24   August 12 that they needed some type of a long-term


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    1    plan, which they could reduce to a present value, to

    2    give the current board a platform to go out on the

    3    proxy contest and try to persuade the stockholders

    4    they have a vision for Quickturn's future which will

    5    generate a value in excess of the premium value

    6    currently offered by Mentor.

    7         The problem, as Mr. Nachbar admitted,

    8    is that Quickturn only prepares a one-year business

    9    plan. They recognized, however, that they have to

    10   get a longer-term plan, because it would be

    11   impossible for them to explain with any credibility

    12   that this company's financial performance is going to

    13   turn around so quickly, in one year, that the

    14   stockholders should reject our offer.

    15        Accordingly, on the day after we

    16   announced our bid, Quickturn's management supplied

    17   Hambrecht & Quist with entirely unsupported new

    18   revenue earnings and profit margin projections.

    19   Hambrecht & Quist was told that Quickturn is going to

    20   earn 130 -- excuse me -- will have revenues of 130

    21   million in 1998 and 170 million in 1999.

    22        There was no backup for management to

    23   substantiate the projections. The board had never

    24   seen or approved these projections. Mr. Antle, the


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    1    chairman of the company, admitted that no director

    2    asked at the August 17 meeting whether the company

    3    could meet those projections. And in fact, those

    4    projections were created on the back of an envelope

    5    and are entirely dependent on at least two

    6    significant facts:

    7         First, there must be a huge

    8    turnaround in the Asian market for Quickturn's

    9    products. Revenues from Asia typically accounted for

    10   up to 35 percent of revenues. I believe in the

    11   current year they are now in the approximate range of

    12   10 percent. It's absolutely clear that without a

    13   dramatic uptick in sales to Asia, they could never

    14   meet their revenue projections.

    15        Mr. Antle testified that he -- excuse

    16   me. Mr. Lobo, the current CEO of the company,

    17   testified that he does not know whether there is

    18   going to be a turnaround in Asia. In addition, the

    19   new revenue projections assume, completely, that

    20   there will be an immediate and widespread market

    21   acceptance of the new Mercury product, which

    22   Quickturn is completing testing on and which is, to

    23   my knowledge, not even in widespread commercial

    24   distribution.


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    1         Once again, the critical problem that

    2    management had to overcome is that they have no

    3    comparable revenue history in the company's

    4    experience to justify a multiyear forecast of 30

    5    percent compound earnings going out beyond one year.

    6         It is clear that the new revenue

    7    projections which are the basis for the Hambrecht &

    8    Quist analysis were hastily concocted and they are

    9    unjustifiably optimistic. Although the board was

    10   given a preview of the Hambrecht & Quist analysis at

    11   the August 17 meeting, the ultimate decision to

    12   reject the Mentor offer as inadequate occurred at the

    13   pivotal August 21 meeting of the Quickturn board.

    14        I would like to hand up to to Your

    15   Honor the chart that was included in the Hambrecht &

    16   Quist materials, which contains the Hambrecht & Quist

    17   analysis, which applies five different valuation

    18   techniques to assess the adequacy of the Quickturn

    19   offer -- the Mentor offer.

    20        This document has been designated as

    21   highly confidential, and therefore, I'm not free in

    22   open court to refer to the specific dollar numbers,

    23   but Your Honor will see there are five valuation

    24   methodologies applied by Hambrecht & Quist to assess


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    1    the adequacy of an 12-and-an-eighth offering price,

    2    which is depicted on the horizontal line.

    3         Even Hambrecht & Quist, with the

    4    benefit of the unduly optimistic management

    5    projections, created value ranges for the Mentor

    6    offer which show that our offering price is within or

    7    above every single valuation range.

    8         It's interesting, Your Honor, that

    9    the chief executive officer of the company, Mr. Lobo,

    10   testified in his deposition that he does not recall

    11   seeing this valuation summary at the board meeting.

    12   He does not recall any direct questions from

    13   directors regarding the valuation summary. He

    14   concedes that the board was not advised by Hambrecht

    15   & Quist on August 21 that the DCF analysis in the

    16   right-hand column is an unreliable methodology for

    17   valuing Quickturn and for evaluating Mentor's offer.

    18        And Mr. Lobo further concedes that

    19   there were no questions by the directors regarding

    20   the underlying assumptions in the DCF analysis, which

    21   were used to create the single valuation range in

    22   which the Mentor offer is at the low end of the

    23   valuation.

    24        Your Honor will see that in the first


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    1    four columns on the chart, Mentor's offering price of

    2    12-and-an-eighth is well within or above all four

    3    valuation ranges. Management concocted new revenue

    4    forecasts, earnings forecasts and profit margins in

    5    order to give Hambrecht & Quist a basis on which to

    6    compute an extremely broad and, in our view, entirely

    7    unjustified DCF analysis. Our brief explains in

    8    considerable detail why even the single methodology

    9    in which our offer falls within the low end of the

    10   range -- that that methodology is an inappropriate

    11   basis to evaluate the adequacy of the offer.

    12        The deposition testimony is

    13   unequivocal that in reaching the inadequacy

    14   conclusion, the board never asked how the Mentor

    15   offering price possibly could be deemed inadequate

    16   when on the strength of Hambrecht & Quist's own

    17   analysis, as depicted in this chart, the Mentor price

    18   falls within or above every single valuation range.

    19        Hambrecht & Quist also presented a

    20   chart to the Quickturn directors which shows that no

    21   hostile offer had been successfully completed if the

    22   offer had been left open for five months. That chart

    23   is on page 48 of Exhibit 7. I'll hand a copy of that

    24   up to Your Honor as well.


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    1         The point of this chart is that even

    2    though the directors were being asked on August 21 to

    3    approve a bylaw amendment and the deferred redemption

    4    provision, which would defer the completion of

    5    Mentor's offer for at least nine months, the column

    6    at the bottom of the page shows that all offers

    7    depicted on that page were unsuccessful if they had

    8    to be kept open for five months.

    9         No director asked Hambrecht & Quist

    10   if it was aware of any tender offer which had been

    11   completed successfully if it had been kept open for

    12   five months. No director asked Hambrecht & Quist

    13   whether it was aware of any offer which had been

    14   completed if the offer had been open for more than

    15   nine months.

    16        THE COURT: I'm sorry. You will have

    17   to show me --

    18        MR. ABRAMS: The --

    19        THE COURT: -- where on the chart --

    20   which portions of the chart support what you just

    21   said.

    22        MR. ABRAMS: The second black box in

    23   the left-hand column, I believe, refers to

    24   unsuccessful. All of those tender offers failed when


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    1    they were required to be maintained for more than

    2    five months.

    3         THE COURT: All right. And where is

    4    the data that relates to the more-than-five-months

    5    statement?

    6         MR. ABRAMS: We can confirm to Your

    7    Honor's satisfaction that as a matter of public

    8    record, all of those tender offers failed. I believe

    9    Mr. Cleveland may have testified to that in his

    10   deposition.

    11        THE COURT: That's not apparent from

    12   the chart.

    13        MR. ABRAMS: Well, the ultimate point

    14   is that in the context of a board meeting in which

    15   the directors are being asked to consider two

    16   defensive measures, which would defer the completion

    17   of the Mentor offer for at least nine months, no

    18   Quickturn director asked Hambrecht & Quist whether

    19   any, even a single, tender offer had been completed

    20   if it had been left open for more than nine months.

    21   Leaving aside the chart --

    22        THE COURT: Going back to the chart,

    23   I had the impression from what you said that the

    24   chart, itself, suggested that none of these withdrawn


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    1    or failed offers -- well, that the withdrawn or

    2    failed offers were not kept open for more than five

    3    months.

    4         MR. ABRAMS: In fact, I'm reminded

    5    that the -- it's the negative, that the top portion

    6    of the chart shows the successful offers were

    7    completed within five months. The other offers, as I

    8    understand it, failed.

    9         The key point, Your Honor, is that

    10   this chart is not focused upon by anybody. More

    11   importantly, nobody asked Hambrecht & Quist, the

    12   financial advisor which recommended the rights plan

    13   amendment, whether it was possible to complete a

    14   hostile tender offer if the offer could not be

    15   concluded within nine months.

    16        THE COURT: I understand that point.

    17   There is nothing on the face of the chart that puts

    18   the directors -- that shows, as I thought you had

    19   told me, that all of the unsuccessful -- all of the

    20   offers were unsuccessful if they had to be kept open

    21   for more than five months. There is nothing that a

    22   director could have concluded in looking at this

    23   chart. Is that correct?

    24        MR. ABRAMS: One would have thought a


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    1    director looking at the chart, tracing successful and

    2    unsuccessful tender offers, would have asked the

    3    question whether Mentor, or anybody else, would be

    4    able to complete an unsolicited tender offer if the

    5    offer had to be open for nine months. The deposition

    6    testimony is clear that no director asked that

    7    question. There was no discussion regarding that

    8    fact.

    9         Turning back to the valuation issue,

    10   no director asked Hambrecht & Quist how it could give

    11   an inadequacy opinion regarding a 12-and-an-eighth

    12   offer when a Hambrecht & Quist analysis -- analyst

    13   stated publicly only two months before the offer that

    14   Quickturn shares were "fully valued" at $7.50.

    15        A Quickturn director who repriced the

    16   stock options for the employees to only $7.43 in June

    17   1998 must have thought to himself that there has to

    18   be at least a question as to why or how the board

    19   could reject 12-and-an-eighth in August when they

    20   lowered the employee option exercise prices to only

    21   $7.43. That question was not apparent to this board

    22   and was never asked.

    23        Instead of asking the routine,

    24   customary and relevant questions, this board of


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    1    directors instructed Hambrecht & Quist to refrain

    2    from any communication with Mentor Graphics regarding

    3    the possibility of increasing its bid. Furthermore,

    4    this board of directors specifically instructed

    5    Hambrecht & Quist not to analyze any strategic

    6    alternatives for the company or to explore

    7    third-party acquisition proposals.

    8         THE COURT: One of the questions in

    9    this case is whether a nine-month delay would

    10   significantly increase the risks to Mentor, with the

    11   result that it would either defeat or seriously

    12   jeopardize the Mentor Graphics offer. Mr. Nachbar

    13   insists that there is no evidence that that's the

    14   case here. Whatever the effect may be on other

    15   offerors or in other contexts, what does the record

    16   show on that subject?

    17        By the way, the subject that I'm

    18   talking about goes to that fact both in terms of the

    19   preclusive -- a preclusive defensive measure and in

    20   terms of irreparable harm.

    21        MR. ABRAMS: Well, the irreparable

    22   harm need not be reached at this time, since we are

    23   not before the Court on any pending application for

    24   interim relief. As a court of equity, this Court, I


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    1    would suggest, deferentially, ought to retain all of

    2    its remedies so that following a final determination

    3    of the facts and liability, the Court can impose an

    4    effective remedy.

    5         With respect to the coercive and

    6    preclusive effects of the defensive measures, if I

    7    may, I'll start with the record testimony not cited

    8    anywhere in the two briefs filed by Quickturn, and

    9    surprisingly denied by my colleague, Mr. Nachbar.

    10        First, with respect to the record

    11   evidence that the defensive measures have a

    12   preclusive and coercive effect on shareholder voting,

    13   I would point to five statements by way of example.

    14        Mr. Burch, the president of MacKenzie

    15   Partners, an expert in the proxy solicitation field

    16   who is representing Mentor Graphics, testified

    17   testified at page 183, lines 20 to 22 as follows:

    18   "...I'm aware of holders who didn't vote because..."

    19   Quickturn "...enacted those actions."

    20        Mr. Burch further testified on page

    21   182 at lines 7 to 11, "...since the resolution of"

    22   the dead-hand pill issue..." -- I apologize, Your

    23   Honor. In the interests of speed, I'm inserting my

    24   descriptions of the shorthand that was used in the


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    1    deposition. Mr. Burch testified since the resolution

    2    of the deferred redemption provision "was not going

    3    to be resolved for some period of time, people are

    4    less likely to tender or less likely to vote because

    5    of the futility of their act at the moment or

    6    potential futility of their act at the moment."

    7         Mr. Varelas of Salomon Smith Barney,

    8    the investment banker representing Mentor Graphics,

    9    also testified that the vote was coercive. He

    10   testified, in particular, that the amendment to the

    11   rights plan, "may prevent shareholders from voting in

    12   favor of their offer, even though all else being

    13   equal, they may see our offer as attractive and one

    14   that is more attractive than the alternatives

    15   available to them."

    16        THE COURT: Whose testimony is this?

    17        MR. ABRAMS: Mr. Varelas, the senior

    18   representative from Salomon Smith Barney, the

    19   financial advisor to Mentor Graphics.

    20        We have three statements that have

    21   been made by our proxy solicitor and our financial

    22   advisor as to the preclusive effect of the vote and

    23   the -- excuse me, the preclusive effects on the vote

    24   of the defensive measures, and the coercive effect as

91


    1    well.

    2         That is sufficient to defeat summary

    3    judgment, but the defendants, unbelievably, do not

    4    even refer the Court to testimony by Mr. Cleveland,

    5    of Hambrecht & Quist, their own financial advisor,

    6    who also characterized the defensive measures as

    7    coercing the vote and having a preclusive effect.

    8    Mr. Cleveland testified "Because the existence of a

    9    dead-hand provision makes it difficult for the

    10   insurgent board to replace a pill, and therefore it

    11   is less likely that a successful proxy contest could

    12   be accomplished." That is Cleveland deposition 87,

    13   at lines thirteen to twenty-four.

    14        Mr. Cleveland -- once again, their

    15   own financial advisor -- further testified that the

    16   defensive measures precluded the effectiveness of the

    17   stockholder vote by stating "That the existence of a

    18   dead-hand provision decreases the likelihood that

    19   someone would attempt a proxy contest...." That's

    20   Cleveland deposition 86, lines one to twenty.

    21        All of these statements are direct

    22   record support from experts in their field that

    23   support our argument that the defensive measures, in

    24   tandem, have an improper effect on the vote at the

92


    1    special meeting.

    2         We argue -- these are arguments that

    3    Your Honor is well aware of as a result of Toll

    4    Brothers, that the defensive measures have two

    5    coercive and preclusive effects with respect to the

    6    stockholder vote.

    7         First, they abrogate the

    8    stockholders' voting right as a result of the fact

    9    that the stockholders, in the face of these defensive

    10   measures, will recognize their vote is unimportant,

    11   and therefore, they have no incentive to vote,

    12   because the new directors are powerless to implement

    13   the stockholders' desires.

    14        The impotency of the stockholder vote

    15   was recognized in the Bank of New York decision. It

    16   was recognized in the testimony I just read to Your

    17   Honor from MacKenzie, Hambrecht & Quist and Salomon.

    18   And of course Your Honor made the very same point in

    19   Toll Brothers, in observing that a deferred

    20   redemption provision "creates a structure in which

    21   shareholder voting is either impotent or self-

    22   defeating."

    23        THE COURT: Was that in the context

    24   of a deferred redemption provision or a dead-hand

93


    1    pill?

    2         MR. ABRAMS: It is a continuing-

    3    director provision, which is technically different

    4    from ours, but the same argument applies, Your Honor.

    5    To the extent stockholders' wishes can not be

    6    implemented by the new directors because of the

    7    deferred redemption provision, their vote is

    8    unimportant and meaningless, and therefore, they have

    9    no incentive to vote. The abrogation of the vote is

    10   preclusive within the meaning of Unitrin.

    11        In addition, the defensive measures

    12   operate in tandem to coerce the stockholder vote. As

    13   we cite in our brief, numerous commentators, Salomon,

    14   Hambrecht & Quist and MacKenzie Partners have all

    15   recognized that the current stockholders necessarily

    16   are coerced into voting for the current directors at

    17   the special meeting because the deferred redemption

    18   provision precludes the board from redeeming the

    19   rights, exchanging the rights or amending the plan to

    20   facilitate the Mentor offer. The stockholders would

    21   be coerced into voting for the current directors

    22   because under the deferred redemption provision, only

    23   the current directors have the power under the rights

    24   plan to approve a potential value-maximizing

94


    1    transaction.

    2         Finally, the testimony I just cited

    3    to Your Honor is to the effect that Hambrecht & Quist

    4    and Salomon are unaware of any tender offer which has

    5    been successfully completed if required to be

    6    maintained for nine months. Under those

    7    circumstances, which are not even circumstances here,

    8    because the operation of the defensive measures will

    9    preclude Mentor from completing it's proposal for

    10   eleven months -- but even focusing on a nine-month

    11   time frame, the stockholders would understand that

    12   Mentor can not proceed with its offer and, therefore,

    13   any stockholder vote would be futile.

    14        Turning, Your Honor, to the second

    15   portion of the analysis under Unitrin with respect to

    16   the preclusive effect of the defensive measures on

    17   the offer, as distinguished from the preclusive and

    18   coercive effects on the stockholder vote at the

    19   special meeting, the record evidence also correctly

    20   rebuts my friend's statement to the effect that the

    21   undisputed facts demonstrate that the nine-month

    22   period will not have a significant impact on Mentor's

    23   offer.

    24        The fact of the matter is that as

95


    1    cited in our brief, and if my colleagues read the

    2    deposition testimony, they would understand that

    3    Mr. Varelas, of Salomon Smith Barney, testified that

    4    "...the bylaws and the extension of the special

    5    meeting...diminishes substantially the ability to

    6    potentially effectuate and desire to effectuate the

    7    transaction." Varelas deposition, 91, lines fourteen

    8    to nineteen.

    9         Mr. Varelas also explained on page

    10   90, lines eleven to twenty, the rationale for a

    11   hostile offeror being unwilling to maintain an

    12   ununsolicited offer for nine months or more. He

    13   testified "...we, as the acquirer, may not view the

    14   opportunity as attractive given the fact that we will

    15   not be able to take control of the company for an

    16   extended period of time and, therefore, will not be

    17   able to yield the business results which warrant the

    18   share price that we're offering, particularly in

    19   light of the fact this is a technology company, and

    20   it's subject to an environment in changing dynamic,

    21   which makes time more of an issue, not less of an

    22   issue."

    23        Mr. Varelas was asked specifically by

    24   Quickturn's counsel whether he was aware of a hostile

96


    1    transaction, whether he had been involved in a

    2    hostile transaction that took longer than four months

    3    to be successfully completed. His answer, on page 96

    4    to 97, "I don't believe so," except for one special

    5    situation.

    6         Once again, we don't have to rely on

    7    the testimony by our experts. We can turn to the

    8    testimony supplied by Hambrecht & Quist, Quickturn's

    9    financial advisor, to confirm the point.

    10   Mr. Cleveland, of Hambrecht & Quist, was asked at

    11   page 121 of his deposition, "In your experience as an

    12   investment banker, are you aware of any tender offer

    13   that has been successfully closed after having been

    14   opened for nine months or longer?

    15        "Answer: No."

    16        Your Honor asked Mr. Nachbar

    17   approximately two minutes into his presentation

    18   whether there was any record evidence demonstrating

    19   that the combination of the defensive measures would

    20   have a preclusive or coercive effect. I believe

    21   Mr. Nachbar confirmed that if there was such record

    22   evidence, the summary judgment motion should be

    23   denied and we should proceed to trial. That

    24   testimony, by way of example, demonstrates the

97


    1    effects of which we are complaining.

    2         THE COURT: Well, does it? It may

    3    demonstrate the effects in the abstract, but what

    4    does it demonstrate as far as your client is

    5    concerned?

    6         MR. ABRAMS: It demonstrates, Your

    7    Honor, that there are stockholders who have declined

    8    to give us proxies and declined to tender in the face

    9    of the defensive measure because they believe such

    10   actions are meaningless as a result of Mentor's

    11   inability to complete its transaction within nine

    12   months.

    13        Mr. Burch's testimony is crystal

    14   clear on the point. In addition, both Hambrecht &

    15   Quist and Salomon Brothers have provided expert

    16   testimony to the effect that hostile tender offers,

    17   if not completed in less than nine months, are not

    18   going to be completed. That supports our argument

    19   that these particular defensive measures, as applied

    20   in this context, are preclusive.

    21        THE COURT: Does that mean that if

    22   your client is required to keep this offer open for

    23   nine months, that it will not do that?

    24        MR. ABRAMS: Our position, Your

98


    1    Honor, as set forth in the tender offer materials, is

    2    that we are here today. We have expressed rights

    3    under the tender offer to terminate the tender offer

    4    at any time. And we specify in the tender offer we

    5    are going to continue to evaluate all outstanding

    6    conditions. It should not be a requirement for a

    7    tender offeror to say definitively that it's going to

    8    terminate its offer in a particular set of

    9    circumstances.

    10        In this case, we have unlawful,

    11   inequitable manipulations, which have been

    12   implemented by target directors, which on the record

    13   before the Court will coerce the stockholder vote,

    14   will abrogate the stockholder vote, and which, given

    15   historical experience, would preclude the completion

    16   of the offer. We are entitled to come before Your

    17   Honor now --

    18        THE COURT: It's that latter

    19   statement that I'm focusing on.

    20        MR. ABRAMS: We submit --

    21        THE COURT: How can I conclude that

    22   in this case?

    23        MR. ABRAMS: We submit, Your Honor,

    24   we are not required to cross the rubicon of stating

99


    1    definitively what we are going to do. We know they

    2    have undertaken improper measures --

    3         THE COURT: You would have the Court

    4    cross the rubicon and state definitively for you what

    5    you would do.

    6         MR. ABRAMS: In this case, we have

    7    sufficient testimony on the record before Your Honor

    8    to deny a summary judgment motion and to proceed to

    9    trial, to allow our experts to explain to the Court

    10   why a deferred redemption provision which in

    11   combination with a bylaw amendment requires us to

    12   keep our offer for eleven months will, as a practical

    13   matter, given historical experience, preclude us from

    14   completing our offer.

    15        Unitrin requires the Court to assess

    16   the reasonableness of the response, whether it is

    17   preclusive or coercive. If, as Your Honor recognized

    18   in your earlier question of Mr. Nachbar, the

    19   testimony is that a substantial percentage of hostile

    20   offers can not and are not completed within nine

    21   months as a result of these types of defensive

    22   measures, that, by definition, will be a preclusive

    23   defensive measure and shall be stricken in this

    24   context.

100


    1         Your Honor, the directors' activities

    2    in this case are such that --

    3         THE COURT: We are -- we have really

    4    gone over our time, but before we conclude on this

    5    point, Mr. Abrams, let's go back for a moment to the

    6    beginning. On what date did the appellate court -- I

    7    can't recall which one -- affirm the injunction in

    8    the intellectual property case?

    9         MR. ABRAMS: I believe August 5.

    10        THE COURT: What was the date in

    11   which your client announced its offer?

    12        MR. ABRAMS: August 12th.

    13        THE COURT: Are those two events

    14   related?

    15        MR. ABRAMS: I had no knowledge on

    16   August 12th, at the time this offer started, that the

    17   action had been taken on August 5th, if that is any

    18   indication. We started the planning process, as is

    19   evidenced by the record, in late May and early June.

    20   The fact that litigation proceedings are occurring

    21   between the companies should be irrelevant to the

    22   assessment of the reasonableness of the defensive

    23   actions.

    24        No director testified that he valued

101


    1    this company based on the prospect of any particular

    2    damages that Quickturn asserts it's going to recover

    3    from the patent litigation. The 220 million number

    4    that is being bandied about is identified in an

    5    expert report which is so strikingly at odds with the

    6    underlying facts that Mentor Graphics is moving at

    7    this time to strike the expert's report.

    8         We have also asked Quickturn to make

    9    public the expert's report, to allow all of the

    10   stockholders to assess for themselves whether they

    11   have really got a $220 million damages claim or, as

    12   we suggest in the tender offer materials, the maximum

    13   damages under any reasonable recognized theory are

    14   only $10 million.

    15        THE COURT: You are going to ask the

    16   shareholders to decide for themselves what will be

    17   before the Court in the the damage phase of the

    18   patent proceedings?

    19        MR. ABRAMS: They are now asserting

    20   in public disclosures that they are going to recover

    21   $220 million of damages from us, and they are using

    22   that as part of their platform to defeat our proxy

    23   contest. We think the $220 million number is a sham.

    24   We are moving to strike the report. If they really

102


    1    belief in the bona fides of that report, they can

    2    make it public and allow everybody to evaluate its

    3    terms.

    4         THE COURT: Am I to conclude from

    5    what you just said that the fact that your clients'

    6    offer, unsolicited offer, took place within a week of

    7    the affirming opinion of the appellate court in the

    8    intellectual property case is a coincidence?

    9         MR. ABRAMS: I have not spoken with

    10   my clients about the timing. I can tell Your Honor,

    11   having been heavily involved in this matter since

    12   June, that I didn't know about the patent litigation.

    13   And furthermore, the $220 million number didn't come

    14   out until last week. And among other factors that we

    15   considered in launching the bid was the existence of

    16   the injunction in the patent litigation, which bars

    17   us from selling our products in the United States.

    18        But the testimony from my clients is

    19   that there are legitimate strategic reasons for

    20   combining the two product lines of the companies, and

    21   thereby enabling a combined Mentor/Quickturn to sell

    22   to its customers on a more efficient basis.

    23        Ultimately, the issue is irrelevant,

    24   because the stockholders need to decide for -- need

103


    1    to be given an opportunity to decide for themselves,

    2    without coercion and without the preclusive effects

    3    of the defensive measures, whether our offer is

    4    adequate. That is all we are asking Your Honor to

    5    decide.

    6         THE COURT: May be irrelevant. You

    7    are saying it's irrelevant in this litigation, but it

    8    is relevant to the stockholders in making whatever

    9    decision they may be called upon to make.

    10        MR. ABRAMS: I would have thought

    11   that incumbent management faced with a proxy contest,

    12   and purportedly believing it has a damages claim

    13   which exceeds the current value of Quickturn, would

    14   be willing to explain to the public what its theories

    15   are and why it believes that $220 million is

    16   legitimate. They have not done so. We asked them to

    17   do so.

    18        We do not believe the $220 million

    19   has any credibility, and we are moving to strike the

    20   expert's report in the patent litigation.

    21   Ultimately, we ask Your Honor to decide what is

    22   before this Court, which is the validity of the

    23   defensive measures.

    24        THE COURT: We are a little bit over

104

    1    time. We'll he reconvene at twenty minutes of two.

    2         MR. ABRAMS: Thank you, Your Honor.

    3         (Recess at 12:38 p.m.)

    4

    5

    6

    7

    8

    9

    10

    11

    12

    13

    14

    15

    16

    17

    18

    19

    20

    21

    22

    23

105


    1         AFTERNOON SESSION

    2         1:45 p.m.

    3         MR. ABRAMS: Thank you, Your Honor.

    4    Too recapitulate, I have explained the board's

    5    reliance at the August 21 meeting, the deficient

    6    Hambrecht & Quist analysis. As of August 21st, the

    7    board had made no careful financial consideration of

    8    the offer. The board determined to reject a 51

    9    percent premium offer as inadequate, notwithstanding

    10   the analysis depicted on the chart I supplied to the

    11   Court, which confirms by any reasonable standard that

    12   the offer is in fact adequate, because it is within

    13   or above all of the valuation methodologies employed

    14   by Hambrecht & Quist.

    15        The board determined on August 21st

    16   to essentially pursue a just-say-no defense. They

    17   have not undertaken any negotiations with Mentor to

    18   get a higher price. They are not analyzing strategic

    19   alternatives. There is no public indication that

    20   they are pursuing alternative acquisition proposals.

    21        So the board simply says on August 21

    22   that the bid is inadequate, and they have a deficient

    23   Hambrecht & Quist analysis. That is their position

    24   going into a proxy contest with Mentor Graphics,

106


    1    which presented a 51 percent premium offer.

    2         The board understood on August 21

    3    that fighting this out on the merits was not a very

    4    desirable prospect for them. In order to defeat our

    5    bid, they then proceeded to adopt two defensive

    6    measures: First, the bylaw amendment to defer the

    7    special meeting; and secondly, to amend the rights

    8    plan to install the deferred redemption provision.

    9         The defendants would like Your Honor

    10   to analyze the validity of those provisions

    11   separately. Unitrin teaches otherwise. And the

    12   coercive and preclusive effects of both defensive

    13   measures must be assessed by Your Honor, we suggest.

    14        If I may start with the bylaw

    15   amendment, I regret that there appears to be a

    16   factual dispute over the actual language of the bylaw

    17   amendment. The defendants misstated the actual

    18   language of the bylaw amendment in their opening

    19   brief. And in their SEC filings regarding the bylaw

    20   amendment, they omitted the critical

    21   validity-of-the-determination language from the

    22   bylaw.

    23        As Your Honor is aware, they are

    24   employing the bylaws in order to defer the meeting,

107


    1    in the event they determine that the agent

    2    designations used to call the meeting are somehow

    3    invalid. In addition, defendants repeatedly

    4    misstated in their opening brief the effect of the

    5    bylaw -- the effect of the bylaw, by suggesting that

    6    at most the bylaw would defer the special meeting by

    7    only a matter of a few weeks.

    8         The actual bylaw, however, allows an

    9    indefinite delay in the meeting, because the company

    10   is not required to set the meeting date until ninety

    11   to one hundred days after a determination of the

    12   validity of the request for the meeting by the board.

    13        THE COURT: That's theoretically how

    14   it was worded, but in this case they have set the

    15   meeting for, as I understand it -- for January 8th,

    16   1999.

    17        MR. ABRAMS: The confidential reply

    18   brief suggested they will have the meeting on January

    19   8th unless the federal court enjoins the

    20   effectiveness of the agent designations. However,

    21   the current SEC filings by Quickturn contain no

    22   similar statement, and the Quickturn stockholders,

    23   therefore, have no information from the company as to

    24   their current position, as articulated to the Court.

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    1    Moreover they do not have the benefit of any

    2    explanation as to the standards to be employed by the

    3    Quickturn board in assessing the impact of the

    4    federal court's ruling on whether the agent

    5    designations were valid.

    6         THE COURT: Let me stop you there for

    7    a moment, because I was told, and I did not know

    8    before, that your side is going ahead with the

    9    meeting in October.

    10        MR. ABRAMS: Yes, Your Honor. As a

    11   result of the receipt --

    12        THE COURT: Based on your legal

    13   position that the adoption of the bylaw amendment is

    14   invalid?

    15        MR. ABRAMS: In conjunction with the

    16   solicitation of agent designations, which commenced

    17   on August 12th, Mentor Graphics was successful,

    18   September 11, in securing agent designations to call

    19   a special meeting with just over 17 percent of the

    20   Quickturn stockholders.

    21        Upon the receipt of that number of

    22   agent designations, Mentor, relying on the bylaws as

    23   they existed prior to the amendment which is the

    24   subject of this proceeding, proceeded to call the

109


    1    meeting for October 29, to give notice of the

    2    meeting. And because of the absence of prior action

    3    by the board to set a record date, we contend that

    4    the mailing of our proxy materials on September 11

    5    has the effect under Section 213 of setting the

    6    record date. We presently are planning, subject to

    7    the rulings by this Court and the federal court, to

    8    proceed with our meeting on August 29.

    9         THE COURT: Okay. I'm not sure that

    10   you answered my question. Is your plan to go ahead

    11   with the meeting in October, predicated on the

    12   assumption that the bylaw amendment is invalid, or

    13   only that -- whether valid or not, it's not

    14   applicable to your side?

    15        MR. ABRAMS: Ultimately, Your Honor's

    16   ruling on the validity of the bylaw amendment will

    17   dictate the legality of the results of the meeting.

    18   We are hopeful that Your Honor will be in a position

    19   to give us a prompt ruling on the bylaw amendment so

    20   that we can take that into account in determining

    21   whether and how to proceed with the meeting on the

    22   29th. They contend that the -- that our October 29th

    23   date is invalid.

    24        THE COURT: Let's assume the case

110


    1    goes to trial. Are you saying that it would be

    2    possible for the Court to have a trial and determine

    3    all of that before October 29th?

    4         MR. ABRAMS: It is hypothetically

    5    possible, but we are mindful of Your Honor's

    6    schedule. We have contingency plans to deal with

    7    whatever rulings come from the Court, or the federal

    8    court, or whatever rulings can not be issued because

    9    of the press of time.

    10        THE COURT: If the federal court

    11   invalidates the agent designation solicitation,

    12   presumably that moots whatever the effect might be of

    13   your October meeting. Is that right?

    14        MR. ABRAMS: I would have to assess

    15   the specific ruling, but certainly, Quickturn will

    16   assert that the agent designations were improperly

    17   collected and invalid, and therefore, the special

    18   meeting called for October 29 by Mentor Graphics is a

    19   nullity.

    20        THE COURT: That is certainly one

    21   possible result of the federal -- pending federal

    22   action.

    23        MR. ABRAMS: A hypothetical result

    24   which could occur, we submit, Your Honor.

111


    1         THE COURT: Okay. Well, what I'm

    2    really trying to ascertain is whether this meeting

    3    that you have scheduled is really a prelude to some

    4    later Section 225 action, assuming there are two

    5    meetings with different results, and what impact, if

    6    any, does it have on what this Court is doing at this

    7    time.

    8         MR. ABRAMS: Our present plan, Your

    9    Honor, is to make a determination about whether to

    10   proceed with the October 29 meeting as a result of

    11   the events at trial and based upon whatever

    12   indication Your Honor can give us as to a potential

    13   schedule for the resolution of the issues to be

    14   tried. We are terribly mindful of Your Honor's

    15   schedule. We will certainly take it into account in

    16   determining what to do with respect to a possible

    17   adjournment of the October 29 meeting.

    18        THE COURT: Mr. Abrams, I'm going to

    19   have to conclude today's hearing no later than

    20   quarter of four. So that really sets the outside

    21   parameters for this argument, as well as the argument

    22   on the motion to compel. So what I would --

    23        Without trying to dictate how you

    24   make your presentation, somewhere in that

112


    1    presentation it would be most helpful to me if you

    2    would enumerate to me what you contend to be the

    3    critical disputes of fact that would preclude summary

    4    judgment.

    5         MR. ABRAMS: Let me turn to that

    6    precise issue, as to what the board knew and didn't

    7    know or didn't ask about with respect to the adoption

    8    of the bylaw amendment. The bylaw amendment was

    9    adopted at the August 21st meeting. Our answering

    10   brief, at pages 29 to 30, includes specific record

    11   references to the following facts:

    12        One, no director has any

    13   understanding of the steps to be taken or the

    14   standards to be employed to determine the validity

    15   under the new bylaw of a stockholder's call of the

    16   meeting;

    17        Two, at the August 21 meeting the

    18   directors never asked about the effect of the new

    19   bylaw on Mentor's offer.

    20        The board never asked about the

    21   effect of the new bylaw on any potential insurgent's

    22   proxy contest. The board never asked about the time

    23   that would be required to conduct a proxy contest,

    24   whether that was relevant to the period of time to be

113


    1    set in the new bylaw for the calling of the meeting.

    2         The board never asked about whether a

    3    delay in the special meeting would influence the

    4    outcome of any stockholder vote which might

    5    ultimately occur. The board never asked whether a

    6    delay in the holding of the meeting by ninety to a

    7    hundred days, or any other period, would benefit

    8    current management in a proxy contest.

    9         The board never asked or understood

    10   when or how the board would be required to set a new

    11   meeting date in conjunction with the operation of the

    12   new bylaw.

    13        These are all fundamental, core

    14   questions that any cognizant director could and

    15   should have asked in order to assess the

    16   reasonableness of the new bylaw and its impact on

    17   Mentor's pending offer.

    18        THE COURT: What does that go to,

    19   that the board was not properly informed, or that the

    20   board did not reasonably -- did not assess properly

    21   the reasonableness of what it was doing, or both?

    22        MR. ABRAMS: Both, Your Honor. We

    23   have a Van Gorkom claim and a first prong of Unitrin

    24   claim.


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    1         THE COURT: So your argument would be

    2    that even if the Court were to find that the -- what

    3    the board did passes muster under Unocal, it would

    4    still be invalidated under Van Gorkom?

    5         MR. ABRAMS: Certainly, Your Honor.

    6    I suggest if Your Honor rules in our favor on the Van

    7    Gorkom point, that derails the defendants' position

    8    under Unitrin, which requires the board to carry its

    9    burden of proof that it conducted a reasonable

    10   investigation to identify a threat to corporate

    11   policy and effectiveness.

    12        THE COURT: Well, all of the facts

    13   that you have enumerated go to the reasonableness of

    14   the -- go to the effect of what the board was doing,

    15   which I thought would bear in proportionality, as

    16   opposed to threat.

    17        MR. ABRAMS: It goes to the heart of

    18   the initial question of whether this board had any

    19   idea whatsoever of what it was doing when it adopted

    20   the bylaw amendment.

    21        Because the board did not address any

    22   of the issues which I just enumerated, and which are

    23   set forth with citations to record evidence in our

    24   brief, this board was uninformed in adopting the


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    1    bylaw amendment. That is a failure under Van Gorkom.

    2    It is a failure under the first prong of Unitrin.

    3         In addition, I will get to the

    4    effects of the bylaw, which constitute a separate

    5    violation under Blasius and the second prong of

    6    Unitrin. As Your Honor will see from my presentation

    7    today, we are going to offer the Court numerous

    8    opportunities to assess the validity of the conduct

    9    of the defendants, under multiple branches of

    10   Delaware law. We will have a Blasius argument, a Van

    11   Gorkom argument, a Unitrin argument and a Schnell

    12   argument, in addition to 141(a) with respect to the

    13   rights plan. All of these constitute individual

    14   bases to invalidate some or all of what the

    15   defendants have done.

    16        Let me turn now to the justification

    17   proffered by the directors for adopting the bylaw

    18   amendment. The uniform testimony, the mantra of the

    19   directors, after coaching of the directors' lawyers,

    20   was that they "wanted to afford an orderly process"

    21   to allow the stockholders to determine how to vote.

    22   That is the sole justification proffered by the

    23   directors in their depositions for imposing a ninety-

    24   to-one-hundred-day delay on the call of the meeting.


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    1         That justification is a sham. The

    2    bylaw amendment only applies to stockholder-initiated

    3    meetings and does not apply to management-initiated

    4    meetings. One would have thought that out of a sense

    5    of fairness, and if they really believe that the

    6    stockholders needed an orderly process to obtain

    7    information, the calling of the special meeting would

    8    be on the same notice periods for both management and

    9    the stockholders. The fact that it is not speaks

    10   volumes about what is going on here.

    11        In addition, there is no explanation

    12   whatsoever from the defendants as to why the

    13   stockholders somehow lack sufficient information, 78

    14   days after Mentor's offer was commenced and 48 days

    15   after Mentor's proxy materials were distributed, to

    16   determine how to vote at the October 29 meeting.

    17        Indeed, Mr. Lobo, the CEO of

    18   Quickturn, admitted in his deposition the schedule

    19   14D-9 of Quickturn contains all relevant information

    20   for the stockholders to determine how to vote and

    21   whether to tender.

    22        Finally, this board of directors

    23   never considered any special meeting deferral period

    24   of less than ninety to one hundred days. They only


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    1    considered abolishing the special meeting procedure

    2    altogether or requiring that any stockholder-

    3    initiated special meeting occur on a longer period of

    4    time.

    5         There was no good-faith consideration

    6    of the stockholders' interests. There is no reasoned

    7    judgment here as to why the stockholders can't vote,

    8    48 days after we distributed our proxy materials, on

    9    the issues to be presented by Mentor.

    10        Of course, the period of time between

    11   the distribution of our proxy materials and the call

    12   of our meeting and the actual date of the meeting is

    13   48 days, well within the ten-to-sixty-day period

    14   contemplated under the original bylaws for notice of

    15   a meeting, and well within the requirements of

    16   Delaware law.

    17        Indeed, because of the requirements

    18   of Delaware law, specifically Section 222(b), Your

    19   Honor undoubtedly is aware that the substantial

    20   majority of proxy contests are conducted in less than

    21   sixty days. And therefore, the proffered

    22   justification of the need for an orderly process is a

    23   sham to delay the vote until such period of time as

    24   the defendants can attempt to do whatever it is they


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    1    are going to do. But the bottom line is that the

    2    stockholders have -- will have had, by October 29,

    3    our proxy materials for 48 days. And we believe they

    4    have -- as Mr. Lobo has admitted, they have more than

    5    enough information to decide.

    6         Let me turn to the adoption of the

    7    rights plan. The deposition testimony is clear that

    8    the defendants and their advisors misunderstood the

    9    original terms of the Quickturn rights plan. Under

    10   the original plan, the newly-elected directors could

    11   have redeemed the rights at any time before a bidder

    12   such as Mentor Graphics crossed the 15 percent

    13   beneficial ownership threshold.

    14        Nevertheless, the Quickturn directors

    15   in their depositions, and their lawyers, and

    16   Hambrecht & Quist, also, mischaracterized the

    17   original plan as a pure dead-hand provision. It was

    18   not. There was a redemption opportunity within the

    19   original pill without the presence of continuing

    20   directors.

    21        Substantively, the new amendments are

    22   two-fold. First, Quickturn redefined the definition

    23   of an interested person to include any person who

    24   directly or indirectly proposed, nominated or


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    1    financially supported a Quickturn director who was

    2    elected at any regular or special meeting, an

    3    interested person being the one with whom a

    4    transaction should not occur if one is to avoid the

    5    triggering of the rights.

    6         So they specifically redefined an

    7    interested person to encompass Mentor, the precise

    8    party with the greatest motivation and the declared

    9    intention of calling a meeting to replace the

    10   incumbent directors.

    11        Secondly, they amended the redemption

    12   exchange and amendment provisions to prohibit any

    13   such action for 180 days after the election of the

    14   majority of the board if the purpose of such action

    15   has the purpose -- if such action has the purpose or

    16   effect of facilitating a transaction with an

    17   interested person.

    18        The net effect of the two amendments

    19   is to eliminate the power of any board elected as a

    20   result of the special meeting to redeem the rights

    21   plan for six months if such action has the effect of

    22   facilitating a transaction solely with the bidder who

    23   proposes, nominates or financially supports the

    24   replacement of the incumbent directors.


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    1         The new directors -- this is critical

    2    to understand the manipulative nature of what they've

    3    done. The new directors are free under the rights

    4    plan to effect a transaction immediately with any

    5    party other than the person who proposes the new

    6    directors. Notwithstanding the fact that the new

    7    directors can redeem the pill for any third-party

    8    transaction, at any time, including day one after

    9    they are elected, these directors are asserting to

    10   Your Honor that the sole justification for the

    11   deferred redemption provision is to allow the board

    12   to get enough information to determine over a

    13   six-month period as to whether to sell the company.

    14        THE COURT: Let me make sure I

    15   understand that. If a third party comes in,

    16   unaffiliated with anyone, and offers a higher price

    17   than Mentor, the new board could accept that and

    18   redeem the pill.

    19        MR. ABRAMS: On day one after their

    20   election. Let's suppose the new board is given a $15

    21   offer by a third party. They can redeem on October

    22   30th if we proceed with the meeting.

    23        Let's suppose Mentor counters after

    24   the special meeting and offers $25 a share, $10


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    1    higher than what the third party bids. Under this

    2    pill, these board of directors, even if we have the

    3    highest and best bid at the end of the day, can not

    4    redeem for six months.

    5         Why do they say they need the

    6    deferred redemption provision? Every director

    7    testified that the new directors have to determine

    8    enough information about the company to make a sale

    9    decision.

    10        The directors simply don't understand

    11   the operation of their own rights plan. Why don't

    12   they understand it? Because they received no advice

    13   from anybody at the meetings which is admissible in

    14   this proceeding. They received no written materials

    15   at the August 21 meeting regarding the deferred

    16   redemption provision. As set forth in our brief on

    17   page 35, they asked no questions regarding the

    18   individual or cumulative effect of the bylaw

    19   amendment and the deferred redemption provision.

    20   They did not ask whether any bidder had ever kept an

    21   offer open for longer than six to nine months. They

    22   did not ask whether the deferred redemption provision

    23   would affect Mentor's tender offer or proxy contest.

    24   They did not ask whether any other company had


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    1    adopted a deferred redemption provision.

    2         THE COURT: Mr. Abrams, one of the

    3    arguments that Mr. Nachbar made was that in a Unocal

    4    analysis, the Court is not required nor should it

    5    inquire as to the reasonableness of the decision-

    6    making process that led to the adoption of the

    7    defensive measure, but only the reasonableness of the

    8    measure itself. What is your response to that?

    9         MR. ABRAMS: The first prong of

    10   Unitrin requires the board to carry its burden of

    11   proof of demonstrating it conducted a reasonable

    12   investigation to identify a threat to corporate

    13   policy and effectiveness. That is Hornbook Delaware

    14   law. If they fail to conduct a reasonable

    15   investigation and to, in effect, conduct the

    16   appropriate process in adopting the defensive

    17   measure, then they have no informed basis on which to

    18   enact the defensive measure. We submit these

    19   directors, on the basis of the record that we already

    20   established, will fail the first prong of Unitrin.

    21   And at a minimum, we have raised, obviously, disputed

    22   questions of fact as to what they knew. And

    23   therefore, we are entitled to proceed to trial, we

    24   submit.


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    1         THE COURT: You are saying that under

    2    the first prong of Unitrin, the board has to conduct

    3    a reasonable investigation to identify a threat, a

    4    cognizable threat. Is it also the case that the

    5    board has to conduct a reasonable investigation to

    6    determine the proportionality, if any, of the

    7    response? I mean is that required under Unitrin, or

    8    is that just a hard core, bedrock fiduciary duty?

    9         MR. ABRAMS: It's a bedrock fiduciary

    10   duty, recognized in Van Gorkom, which is applicable

    11   to any decision by the board. And in the context of

    12   a defensive response, the board only is entitled to

    13   enact reasonable measures. Certainly, it is a

    14   requirement that the board act with due care on

    15   behalf of their own stockholders before they enact

    16   defensive measures, which, as in this case, could

    17   preclude or coerce the outcome of the control

    18   contest.

    19        THE COURT: All right.

    20        MR. ABRAMS: As Your Honor will hear

    21   in the discussion this afternoon on the motion in

    22   limine, we attempted to inquire of the directors --

    23        THE COURT: I thought it was a motion

    24   to compel.


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    1         MR. ABRAMS: There are several issues

    2    that we hope to discuss with Your Honor in the time

    3    we have available today. I had suggested, I thought,

    4    before we started the summary judgment argument that

    5    we objected to any reference by the other side to the

    6    fact of consultations with counsel. That is the

    7    precise subject matter of the motion in limine. We

    8    are asking the Court for a ruling that the defendants

    9    are not entitled, in the summary judgment proceeding

    10   or at trial, to refer to the fact that they consulted

    11   with counsel.

    12        THE COURT: Well, I don't know how to

    13   deal with that, given that there has been no response

    14   to the motion in limine and that the ground rules --

    15   I thought the ground rules had been set that we were

    16   not going to consider that.

    17        MR. ABRAMS: That's fine, Your Honor.

    18   If Your Honor wishes to give them a time, additional

    19   time, since the filing of our motion last Friday, to

    20   submit a response, we are happy to take that up with

    21   the Court at Your Honor's convenience.

    22        The point, though, for purposes of

    23   this proceeding, is we attempted to inquire as to the

    24   board's discussions with their advisors regarding the


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    1    justification for the 180-day deferral period.

    2    Steadfastly, consistently, and without hesitation or

    3    exception, Quickturn's counsel invoked the

    4    attorney/client privilege to block every single

    5    question that we asked about the 180-day period.

    6         We submit to Your Honor that the

    7    board, with that record, can not carry its burden of

    8    showing a reasonable investigation, because there is

    9    no admissible evidence for Your Honor to consider

    10   regarding the reasonableness or the propriety of the

    11   board's process in evaluating the defensive measures.

    12   Its their burden of proof, having invoked the

    13   attorney/client privilege, to block the explanation.

    14   They are in a difficult position, we submit, at trial

    15   to carry their burden of proof.

    16        In addition to not asking the

    17   questions I just identified, we were able to elicit

    18   in the discovery process two important facts

    19   regarding questions which were not asked of H&Q, and

    20   information which H&Q did not communicate to the

    21   board in conjunction with its consideration of the

    22   deferred redemption provision.

    23        First, if the directors asked, H&Q

    24   would have informed the board that the deferred


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    1    redemption provision would "make it less likely" that

    2    a bidder could use a proxy contest to replace the

    3    board, because the new directors would be powerless

    4    to redeem the rights. That is the Cleveland

    5    deposition, 87.

    6         In addition, as I mentioned

    7    previously by mention to Cleveland deposition 86,

    8    lines one to twenty, H&Q would have told the board,

    9    had anybody been awake to ask, that the deferred

    10   redemption provision decreases the likelihood that a

    11   bidder would even attempt a proxy -- attempt a proxy

    12   contest.

    13        Once again, Your Honor, having failed

    14   to ask all of these questions; and indeed, having no

    15   explanation on the record before you as to how they

    16   came to the 180-day period, it is not surprising that

    17   this board testified uniformly in the depositions

    18   that the deferred redemption provision precludes any

    19   sale of the company for six months. As I've just

    20   explained to Your Honor, that is simply not true.

    21        This board of directors did not

    22   understand on August 21, and does not understand

    23   today, the purpose or the effect of the deferred

    24   redemption provision. Mr. Nachbar attempts to make


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    1    much of the fact that advice was solicited from

    2    counsel. We hope to bar them from even referring to

    3    that fact, but for present purposes, let me just

    4    mention that we don't know what the advice was. We

    5    don't know whether the board followed the advice. We

    6    don't know whether the advice is reasonable. Under

    7    those circumstances, the fact of referring to counsel

    8    is irrelevant.

    9         And furthermore, they refer to the

    10   fact that Hambrecht & Quist, through Mr. Cleveland,

    11   recommended the adoption of the bylaw amendment and

    12   the deferred redemption provision. There is nothing

    13   in the record that suggests that Mr. Cleveland, or

    14   anybody at Hambrecht & Quist, had a basis for the

    15   recommendation. It appears that we have a naked

    16   recommendation, with no questions from the directors

    17   and no explanation as to why this provision, as

    18   opposed to some other provision, is reasonable.

    19        Now, I believe I've touched upon

    20   several of the reasons as to the basis for our

    21   argument that the board's rationale for the deferred

    22   redemption provision is simply a pretext. It says

    23   the new directors need to learn about the company.

    24   Under their theory, two of their own directors would


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    1    have been disqualified from voting on August 21 on

    2    the sale of the company because they only joined the

    3    board on June 5th, less than the six months that they

    4    say is necessary in order to allow the directors to

    5    figure out whether to sell the company.

    6         Indeed, Mr. Hasler, the director they

    7    rely upon for the reasonableness of their assessment

    8    of the defensive measures, was in fact one of the two

    9    people who joined the board on June 5th. Incredibly,

    10   Mr. Hasler voted for defensive measures which will

    11   have the effect of precluding the sale of the company

    12   for eleven months, even though he made the decision

    13   on the first day he joined the board to reprice the

    14   options at approximately $7.50.

    15        We submit, Your Honor, if these

    16   directors knew on their first day enough information

    17   about repricing options to 7.50, and if they knew in

    18   two-and-a-half months to reject our bid as

    19   inadequate, then these directors have no plausible

    20   argument that it requires six months to sell the

    21   company.

    22        Your Honor is absolutely correct in

    23   seeking to ascertain whether there is any record

    24   evidence as to advice to the board regarding the


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    1    underlying justification for attempting to require

    2    the new directors to wait six months before selling

    3    the company. There is none. There is no basis in

    4    fact or experience to preclude the new directors from

    5    selling the company. If they breached their duties

    6    in conjunction with such an activity, there are

    7    remedies available at an appropriate time.

    8         Finally, and most importantly, the

    9    whole justification for the deferred redemption

    10   provision is a sham, because it applies only to

    11   Mentor. This board -- that is, the newly-elected

    12   directors would be free to sell the company on day

    13   one to a third party. They can't sell it to us.

    14   They can't sell it to us even if we have the highest

    15   bid. The six-month argument is a facade.

    16        With that factual background, Your

    17   Honor, let me touch upon the summary judgment

    18   standard, which of course is familiar to Your Honor

    19   as a general matter. Here, in the context of --

    20        THE COURT: I think I'm familiar with

    21   that.

    22        MR. ABRAMS: In the context of a

    23   summary judgment application by a party who bears the

    24   ultimate burden of proof, they are required to


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    1    introduce evidence to establish conclusively their

    2    right to judgment after trial. It's their burden on

    3    summary judgment in general. And in particular, that

    4    burden is emphasized because they bear the ultimate

    5    burden of proof at trial.

    6         The defendants misunderstand their

    7    evidentiary burden on their motion. They complain

    8    that we have only advanced lawyers' arguments, with

    9    no record citations. I would submit that even though

    10   our brief may prove to be overlong, the 517 citations

    11   to the record in our record are an interesting fact

    12   in comparison to the paltry 27 record citations in

    13   their reply brief.

    14        We have presented an overwhelming

    15   record that these people breached their duty of care.

    16   They didn't know what they were doing. Their actions

    17   are unreasonable under Unitrin. There are questions

    18   based on the circumstantial evidence regarding their

    19   motivations. Most importantly, there are critical

    20   questions under Blasius regarding whether these

    21   defendants can carry their burden of showing a

    22   compelling justification for impeding the stockholder

    23   franchise.

    24        Your Honor is well aware of the


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    1    decisional law in this jurisdiction, enunciated

    2    primarily by Chancellor Allen in Stahl I, and in

    3    Wells Fargo, to the effect that the resolution of

    4    fiduciary duty claims in general, and Unocal claims

    5    in particular, requires a fine focus on the

    6    particulars of the case, as well as highly contextual

    7    determination of the reasonableness of the defensive

    8    measures.

    9         This is not the time, particularly on

    10   this record, for the Court to make any ultimate

    11   findings with respect to the validity of the

    12   defendants' conduct.

    13        As to the six questions that are

    14   relied upon by the defendants in support of their

    15   summary judgment application, let me review them with

    16   the Court to make sure that we are clear on all six

    17   of them.

    18        As to independence of the directors,

    19   we suggest that the directors are interested, as set

    20   forth in Blasius and Aprahamian, because their

    21   conduct is being undertaken in the context of a

    22   control contest, where their removal from office is

    23   the primary purpose of the proxy contest.

    24        In addition, three of the directors

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    1    are quasi-insiders, who are former officers of the

    2    company. We believe that raises a question of fact

    3    as to whether they can truly be deemed disinterested

    4    with respect to a hostile proposal to acquire the

    5    company that they previously worked for.

    6         Furthermore, two of their directors,

    7    Mr. Hasler and Mr. Kissner, joined the board on June

    8    5th. Under their explanation of how long it takes

    9    directors to learn about the company, those directors

    10   must have breached their duty of care by acting in

    11   two months to reject our offer, instead of the six

    12   months that they say that directors need to learn

    13   enough information to determine whether to sell the

    14   company.

    15        So there are legitimate questions of

    16   fact as to independence, as well as the evidence

    17   regarding improper motivations and improper effects

    18   of what the directors have done which justify a

    19   trial.

    20        There is a statement in the reply

    21   brief to the effect that the Quickturn directors have

    22   acted within the best traditions of Delaware law in

    23   carefully analyzing and responding to Mentor's offer.

    24   I look forward to seeing the directors at trial, so


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    1    they can respond directly to the many disputed

    2    questions of fact which we have raised with respect

    3    to their lack of understanding of what they've done,

    4    and their failure to properly analyze the measures

    5    that were before them.

    6         Point Number 3 is that Quickturn,

    7    quote, only took two defensive actions. I'm not sure

    8    what the word "only" adds to the analysis when those

    9    two actions have, for the reasons I identified, based

    10   upon record citations, a preclusive and coercive

    11   effect on the stockholder vote and on the outcome of

    12   the Mentor tender offer.

    13        Point Number 4 is that they've now

    14   set the meeting date for January 8th. That, of

    15   course, begs the question of whether it's proper to

    16   use a bylaw and a rights plan amendment to defer a

    17   meeting, to coerce the outcome of the vote and

    18   effectively render the stockholders impotent to

    19   replace the board.

    20        The fifth point is the deferred

    21   redemption provision only will delay the success of

    22   Mentor's proposal by six months. That, of course, is

    23   factually inaccurate. We are going to have to wait

    24   until January 8th, and subsequently, until


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    1    approximately July 8th, in order to complete our

    2    offer, absent the intervention of the Court to allow

    3    us to proceed with the special meeting on an earlier

    4    basis and, more importantly, to invalidate the

    5    deferred redemption provision to allow the new board

    6    to carry out its obligations under well-recognized

    7    principles of Delaware law, to determine whether to

    8    sell the company.

    9         The net effect of the provisions

    10   enacted by the defendants is to defer for eleven

    11   months, nearly one year, our ability to complete the

    12   offer. In addition, the eleven-month delay in

    13   completing the offer begs the question of whether we

    14   are going to be successful at any stockholder meeting

    15   which might be held to obtain the requisite vote in

    16   order to replace the directors. The success of our

    17   offer, faced with their recalcitrance, depends upon

    18   removing and replacing the directors. For the

    19   reasons I've identified, the outcome of that proxy

    20   contest is painfully in doubt, because of the effect

    21   of the deferred redemption provision on stockholders'

    22   willingness to vote at all, and the coercive effect

    23   on any vote that they might make.

    24        The sixth point is that Mentor can


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    1    keep its offer open for nine months. We don't know

    2    that that's true. There is no evidence to that

    3    effect. We have the right under the tender offer

    4    materials to walk at any time. Ultimately, as I

    5    explained to Your Honor this morning, we should not

    6    be put to the test of declaring what we are going to

    7    do or not do in response to illegal actions by the

    8    defendants.

    9         The six so-called undisputed facts

    10   are all disputed or legally irrelevant at this stage

    11   of the game. Most importantly, they ignore

    12   completely the unjustifiable interference with the

    13   stockholder franchise which results from the bylaw

    14   amendment. They ignore the coercive and preclusive

    15   effect of the defensive measures when considered

    16   together.

    17        For those reasons, we submit that the

    18   summary judgment motion should be denied and we

    19   should proceed to the trial that is scheduled to

    20   start in less than two weeks. The plaintiffs thank

    21   Your Honor for your cooperation in setting aside time

    22   for the trial so promptly. We will be ready to

    23   proceed. We continue to think that the three trial

    24   days are more than enough to finish this proceeding


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    1    and will allow Your Honor time to render a decision

    2    that will determine the outcome of our contentions

    3    with respect to the unjustifiable delay in the

    4    stockholder meeting.

    5         THE COURT: Thank you.

    6         MR. ABRAMS: Thank you, Your Honor.

    7         MR. BERNSTEIN: Good afternoon, Your

    8    Honor. Stanley Bernstein, for the shareholder

    9    plaintiff. I was not going to be duplicative without

    10   Your Honor's admonition. I will be brief and

    11   nonduplicative, as well, given the time constraints.

    12        I wholly adopt what Mr. Abrams

    13   presented to Your Honor. From the shareholders'

    14   perspective, let me emphasize several key points.

    15        What the Quickturn defendants have

    16   constructed is the ultimate in a prisoner's dilemma

    17   shareholder game theory with respect to voting. The

    18   analysis, really, from a shareholder's perspective

    19   distills to the following: "I have a vote. I can

    20   vote for the directors who can accept my offer, but

    21   they won't. I can vote for the directors who won't

    22   accept my offer, or can't accept my offer." I'm

    23   sorry. "Those who won't approve the offer can. The

    24   Quickturn designees won't approve the offer. They


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    1    won't accept the offer. But they are allowed to. If

    2    I vote for the Mentor designees, who want the offer

    3    to be accepted, they can't under the bylaw

    4    designation and under the DRP."

    5         What happens is I have to decide who

    6    to vote for based on some type of gamesmanship as to

    7    whether I vote for the incumbent, who could approve

    8    the offer but they have indicated they won't, or vote

    9    for the person who is new and indicated that they

    10   might, but can't.

    11        THE COURT: Doesn't that overlook one

    12   thing? You're positing a choice between voting for

    13   incumbents, who would defeat the expectations of the

    14   shareholders who want the Mentor offer to be

    15   accepted, and the nominees of Mentor, who would

    16   fulfill those expectations, but who can't. But

    17   that's only for six months. You didn't factor that

    18   into your picture. So why don't we do that?

    19        MR. BERNSTEIN: We do factor it in.

    20   The six months, Your Honor, firstly, it's

    21   disenfranchising, because only one slate has the

    22   six-month handcuff. Immediately, it tilts the

    23   playing field against the Mentor designees. The six

    24   months is illusory, because as Mr. Abrams pointed


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    1    out, it's really eleven months when you add in the

    2    ninety days from the bylaw amendment. And the most

    3    important fact is I don't know if Mentor is going to

    4    be here in July of '99. Your Honor has asked

    5    repeatedly --

    6         THE COURT: Let's back up for a

    7    minute. From the shareholders standpoint, which

    8    presumably is what you are trying to portray, what

    9    difference does it make what happened before the

    10   meeting? We are now on the eve of the meeting and

    11   trying to decide how to cast a vote. And from that

    12   point on, we are only talking about a six-month delay

    13   if you, for example, choose to vote for the Mentor

    14   nominees, not nine months. It's not eleven months.

    15   It's six months.

    16        MR. BERNSTEIN: The six months -- I

    17   don't know what is going to happen in those six

    18   months. Mentor could walk. Someone else can walk

    19   in, as we put forth in our brief, pages eight and

    20   nine. There could be a bidding auction if Mentor

    21   wins, and Mentor designees would be precluded from

    22   accepting the highest bid, which might be theirs.

    23   The issue --

    24        THE COURT: Would it? Would they?


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    1         MR. BERNSTEIN: Absolutely, Your

    2    Honor. Mentor wins on October 29th --

    3         THE COURT: I thought if the Mentor

    4    designees are elected, they could accept the bid of

    5    an unaffiliated third party.

    6         MR. BERNSTEIN: Yes. They could

    7    accept the unaffiliated third party. What I said was

    8    if Mentor enters the bidding war, which is likely,

    9    and is the highest bidder on October -- on November

    10   15th, two, three weeks later, which is a normal

    11   bidding cycle, and Company X bids $14 a share, and

    12   Mentor decides to bid $15 per share, the Mentor

    13   designees will be sitting there saying, "We can take

    14   14 today. We can not take the $15 that Mentor is

    15   offering for six months." Six months is a lifetime.

    16   It's a lifetime in the financial markets. It's more

    17   than a lifetime in the technology industry.

    18        The gamesmanship in the voting

    19   shareholder dilemma gets further complicated because

    20   the choice is not necessarily the Mentor board or the

    21   Quickturn board. I thought what Your Honor was

    22   alluding to was another choice, all of which are

    23   inappropriate under Blasius, which is the whole DRP

    24   only kicks in if a majority of the Mentor -- a


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    1    majority of the board becomes Mentor designees.

    2         So maybe I have to decide to vote for

    3    only two Mentor designees and leave three Quickturn

    4    people on. The voting dilemma here has many

    5    permutations. It's inappropriate, and it's

    6    unnecessary. It serves no purpose.

    7         As Mr. Abrams pointed out, if you

    8    need six months to consider an offer, it's unheard

    9    of. It's unthinkable. We are here on summary

    10   judgment. We will have trial testimony on why you

    11   don't need six months. But if you needed six months,

    12   you don't need six months only to consider the Mentor

    13   offer and not to consider Company X's offer. And

    14   that's what the Quickturn defendants have done.

    15        Their DRP proves that the stated

    16   reason is false, a sham. I go so far as to say it's

    17   simply a lie, because if you don't need six months to

    18   consider General Motors' offer or Microsoft's offer,

    19   you don't need six months to consider Mentor's offer.

    20   You certainly don't need six months to consider

    21   Mentor's offer when the Mentor designees have been

    22   thinking about the Mentor offer for some time.

    23        Dean Hasler was on the board for two

    24   months. Before he got on the board, under


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    1    cross-examination he said he spent a day or two

    2    considering Quickturn's business. He had no problem

    3    repricing options the first day. He had no problem

    4    rejecting a bid that was within a range of fairness.

    5    Six months is a sham.

    6         THE COURT: You are repeating

    7    arguments that have already been made. The argument

    8    that wasn't made is the one that you led off with.

    9    That is how does a shareholder -- what distorting

    10   effect, if any, does the six-month delay period have

    11   on a shareholder's vote.

    12        MR. BERNSTEIN: Right.

    13        THE COURT: I just want to make sure

    14   I understand that. One of the arguments that

    15   Mr. Abrams advanced was that there is evidence that

    16   the combined nine-month delay, or perhaps it was just

    17   six months redemption delay, would induce some

    18   shareholders not to vote at all. I gather, however,

    19   that your point is that the shareholder may vote, but

    20   they would have to engage in a painstaking analysis,

    21   some probability chart, to determine what might

    22   happen so they could decide which way to go.

    23        MR. BERNSTEIN: That's precisely

    24   correct, with the only proviso that that is in


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    1    addition to what the record evidence is, that some

    2    shareholders might not vote at all. I'm trying not

    3    to duplicate what Mr. Abrams said. Our brief and our

    4    focus is the games theory, which we believe violates

    5    Blasius.

    6         THE COURT: How does it violate

    7    Blasius?

    8         MR. BERNSTEIN: It affects the voting

    9    considerations by stockholders without any compelling

    10   justification. And stockholder -- basically, Your

    11   Honor, poison pills have been upheld by the Delaware

    12   courts, as I understand it -- Your Honor understands

    13   far better than I do, I am sure. The ultimate weapon

    14   shareholders have -- that's how we started out today.

    15   I agree with Mr. Nachbar on some things, as well.

    16        This issue is here. Who is running

    17   the show, the stockholders or directors? Poison

    18   pills have been validated by the Delaware courts to

    19   give target companies some leverage to negotiate,

    20   subject to the ultimate check, the ultimate weapon

    21   under Moran against Household. You can vote the

    22   directors out if you are not happy with what they are

    23   doing.

    24        THE COURT: All right. You are


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    1    saying that forcing the shareholders to engage in

    2    this what you call game theory, or sophisticated

    3    probability analysis, is tantamount to the purposeful

    4    interference with the shareholder franchise that was

    5    condemned in Blasius?

    6         MR. BERNSTEIN: Absolutely our

    7    position, Your Honor.

    8         THE COURT: There is a qualitative

    9    difference. Isn't there?

    10        MR. BERNSTEIN: There is a

    11   difference, but the effect is you are -- you are

    12   tilting the playing field with respect to voting.

    13   You are making shareholders decide who to vote for in

    14   order to -- whether you can accept a takeover or not.

    15   The ultimate -- the ultimate ratification, the

    16   ultimate purpose, the ultimate vindication of a

    17   poison pill is that the shareholders also have the

    18   right to vote out directors if they don't like the

    19   way the pill is being used.

    20        Here, if you vote out the directors

    21   because you don't like the way the pill is being

    22   used, you are stuck back in the dilemma that you are

    23   with directors that don't have the right to get rid

    24   of the pill with respect to what is now the only and


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    1    best alternative structure to the just say no.

    2         THE COURT: What I'm really asking

    3    you, is the evil of that situation that the

    4    shareholders are forced to engage in this exercise,

    5    or is it that once having engaged in the exercise,

    6    they would more likely than not be tilted in favor of

    7    voting for the incumbents; that is, against the

    8    Mentor nominees, in which case, I gather, the effect

    9    of the defensive measures is coercive.

    10        MR. BERNSTEIN: It is closer to the

    11   latter, Your Honor. I can't speak with personal

    12   knowledge as to whether shareholders are going to

    13   make the ultimate conclusion that they are better off

    14   with the Quickturn board, who can redeem the DRP,

    15   redeem the pill, but won't, than to buy into the

    16   possibility that Mentor will still be there in six

    17   months. My point is that they are going to have to

    18   make this sophisticated analysis.

    19        THE COURT: I'm trying to

    20   determine -- I'm trying to make legal sense out of

    21   that. If I understand you correctly, you are making

    22   two separate arguments. If I don't understand you

    23   correctly, I hope you will tell me.

    24        One of the arguments is that the


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    1    mere -- merely being required or forced to engage in

    2    this game theory analysis is, of itself, a purposeful

    3    interference with the franchise under Blasius.

    4         MR. BERNSTEIN: I believe that's

    5    correct.

    6         THE COURT: Is that what you are

    7    arguing?

    8         MR. BERNSTEIN: Yes, Your Honor.

    9         THE COURT: You are also arguing,

    10   aside from that, that the circumstances, the

    11   objective circumstances, are such that once having

    12   engaged in that exercise, a rational shareholder

    13   would be tilted toward voting against the Mentor

    14   nominees, which is a coercion argument under Unitrin.

    15        MR. BERNSTEIN: It's coerces them to

    16   vote for Quickturn or makes them gamble on a

    17   six-month delay.

    18        THE COURT: Those are your two legal

    19   arguments.

    20        MR. BERNSTEIN: Yes, with respect to

    21   that. I might also point out with the DRP, just

    22   quickly -- I don't want to take other counsel's time.

    23   Quickturn makes a point that the DRP and six-month

    24   restriction is akin to a standstill agreement and any


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    1    long-term contract in the ordinary course. That's

    2    just plain wrong. It's a specious argument, Your

    3    Honor. I don't know if that point has been made

    4    adequately.

    5         I have no particular problem with a

    6    board in the ordinary course entering into a long-

    7    term agreement or a standstill agreement. But the --

    8    this DRP only binds certain boards. It doesn't bind

    9    all boards. And the fact that it only binds certain

    10   boards again goes into this issue of, "Who do I vote

    11   for? Do I vote for the board that is bound or do I

    12   vote for a board that is not bound?"

    13        You can't look at the six-month

    14   restriction against accepting that Mentor bid as a

    15   simple standstill agreement with Mentor, because it

    16   only binds the Mentor designees. Therefore, I have

    17   to decide am I better off with a bound Mentor group

    18   or with a Quickturn group.

    19        With respect to the delay, just -- I

    20   would like to point out very quickly -- Mr. Abrams

    21   covered virtually everything. The ninety-day delay

    22   on the bylaw issue, H&Q, as Mr. Abrams pointed out,

    23   valued this company at 7.50 a share, based on the

    24   public information of its research analysts just a


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    1    couple months ago. Mentor has this public

    2    information, too. They came in with a

    3    $12-and-an-eighth bid.

    4         Mentor made the bid in writing and

    5    repeated thereafter -- they said, "Give us due

    6    diligence. Maybe we'll come up with more money."

    7    The Quickturn defendants won't give the due

    8    diligence. They won't negotiate. They instructed

    9    H&Q not to negotiate. They instructed H&Q not to

    10   seek alternatives.

    11        Our point is that the delay in this

    12   case is completely unnecessary. It would have been

    13   nice if the Quickturn defendants used this time to

    14   get the due diligence, extract more money from

    15   Mentor. If they are not doing the due diligence and

    16   not seeking out alternatives, there is no purpose

    17   seeking a delay. You won't get a higher price

    18   without giving due diligence.

    19        We are afraid that -- we are not

    20   talking about a short-term 30 days or 90 days or six

    21   months or eleven months, Your Honor. What we are

    22   really talking about here is a gamble that Mentor is

    23   going to walk. And Mr. Abrams doesn't say that he is

    24   going to walk. He doesn't say he is going to stay.


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    1    And frankly, that's a risk that I don't think the

    2    Quickturn defendants should put us in. Nine months,

    3    eleven months, these are numbers, as the trial

    4    testimony will show -- hostile tender offers don't,

    5    in virtually any circumstance, survive that long.

    6         Indeed, the Quickturn board, had it

    7    paid attention to the H&Q analysis, was advised that

    8    none of these offers lasted more than five months.

    9    Any offer, hostile offer, that lasted more than five

    10   months --

    11        THE COURT: Excuse me. Where do you

    12   come up with that?

    13        MR. BERNSTEIN: H&Q August 21 book

    14   showed there was no successful hostile offer in this

    15   industry that was open for more than five months.

    16        THE COURT: Does it show that?

    17        MR. BERNSTEIN: I believe it did.

    18        THE COURT: Show me where it shows

    19   that.

    20        MR. BERNSTEIN: I misstated it, so I

    21   withdraw it. That's how I understood it. I know

    22   Mr. Cleveland testified that he wasn't aware of any

    23   that lasted longer than that.

    24        THE COURT: That may be, but the


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    1    question is what the board knew.

    2         MR. BERNSTEIN: Your Honor, what we

    3    are afraid of is not a ninety-day delay or six-month

    4    delay. The odds are stacked against this offer

    5    succeeding if it's delayed by eleven months. If it

    6    doesn't succeed at all, Mentor walks, there is no

    7    alternative.

    8         It's not a question of whether you

    9    get your money in ninety days or 120 days or in

    10   eleven months. If there was a letter of credit

    11   posted and no conditions that this offer could last

    12   until July 9th, maybe there could be negotiations,

    13   but that's not the situation here. There are no

    14   guarantees other than there is a pending offer that

    15   can be withdrawn at any time.

    16        The markets are very volatile.

    17   Mentor is very volatile. Quickturn is very volatile.

    18   The technology industry is very volatile. There is

    19   only so much time that Quickturn needs to analyze

    20   this or negotiate. They decided they don't want to

    21   negotiate. They analyzed it. They made the

    22   determination. It's now up to the stockholders to

    23   decide.

    24        If we wait until July, there may be


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    1    nothing for the stockholders to decide, as a

    2    practical matter. There may not be an offer there.

    3    We don't know if there will be an offer there in

    4    January. So cases that have allowed delay have

    5    allowed delay for a purpose. At this point, there is

    6    no purpose.

    7         With that, Your Honor, if you have

    8    any further questions, I could answer that, but I

    9    think between the brief and Mr. Abrams' presentation,

    10   I've covered what -- the key points we would like to

    11   make.

    12        THE COURT: Thank you, Mr. Bernstein.

    13        MR. NACHBAR: Good afternoon, Your

    14   Honor. Your Honor asked about the six undisputed

    15   facts. And I didn't hear any disputed facts, really,

    16   as to any of them, save one.

    17        The one I heard, a factual dispute

    18   from the other side on -- I'll explain why there

    19   isn't a factual dispute -- is on the issue of

    20   irreparable harm. Mr. Abrams said that there were

    21   five relevant statements in the record, two from

    22   Mr. Burch, one from Mr. Varelas, two from

    23   Mr. Cleveland.

    24        I'm going to go through those. None


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    1    of them provides any evidence of irreparable harm.

    2    There are some statements that I'll go through that

    3    contradict any evidence of irreparable harm.

    4         THE COURT: Before you do that,

    5    Mr. Abrams made the point that the use of the term

    6    "irreparable harm" in this context is somewhat

    7    curious, because we are not in an injunctive mode.

    8    We are in a summary judgment mode. And I'm a little

    9    curious about that, too. Are we really talking about

    10   the harmful effect, if any, or the absence of a

    11   harmful effect of the defensive measures?

    12        MR. NACHBAR: I think we used it as a

    13   shorthand to cover two things. First, is this

    14   preclusive? I'll lump coercive into that same

    15   category. I'll show that the testimony shows that

    16   it's not. And second, there is a required element of

    17   the relief they sought. They brought this action

    18   seeking a permanent injunction. They've got to show

    19   irreparable harm. If there is a damage remedy, they

    20   don't get a permanent injunction.

    21        But I'll leave the irreparable harm

    22   aside and let's talk about preclusive and coercive.

    23   I think they are the same thing.

    24        Mr. Burch, who is the other side's


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    1    proxy solicitor, here is what his testimony was, Your

    2    Honor. This is page 181.

    3         "Question: If I described

    4    MacKenzie's job as soliciting agent designations and

    5    the mechanics of securing whatever percentage of

    6    agent designations you sought to get or soliciting

    7    tender shares, is there any Quickturn action that you

    8    can point to that has made your job more difficult?"

    9         Mr. Abrams then said, "Are you

    10   purposely excluding the proxy solicitation with that

    11   question? I believe you may have misspoken."

    12        And Mr. Van Loben Sels, who took the

    13   deposition, "No, I did not purposely omit it."

    14        There is then colloquy and Mr. Burch

    15   gives his answer.

    16        "Answer: To some degree, some of the

    17   actions have made our job easier and those same

    18   actions can also make our job more difficult."

    19        Then he gives an explanation. He

    20   says that there is counterbalancing of the two

    21   effects. That doesn't sound coercive to me, and it

    22   doesn't sound preclusive to me.

    23        He goes on a page-and-a-half later.

    24   This is the second statement. He is asked, "Is there


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    1    anybody out there who didn't submit a proxy because

    2    of these actions?

    3         "Answer: We have not yet

    4    solicited -- well, we've mailed, but we haven't yet

    5    really commenced our solicitation of proxies for

    6    meetings, so people haven't told us they weren't

    7    going to vote for us because of the bylaw yet and its

    8    potential to delay that meeting," etc. So he doesn't

    9    have any evidence.

    10        Next we are told, well, we have to

    11   look at what Mr. Varelas said. Let's do that, page

    12   ninety and ninety-one. Mr. Varelas was asked how the

    13   dead hand impacts this. And he said two things:

    14   First, he said, "Well, it may prevent shareholders

    15   from voting..." -- not it will. Not it has. Not

    16   it's preclusive. Not it's going to coerce people.

    17   "It may prevent shareholders from voting for our

    18   offer."

    19        Then he goes on to say, "Secondly,

    20   we, as the acquirer, may not view the opportunity as

    21   attractive given the fact that we will not be able to

    22   take control of the company for an extended period of

    23   time and, therefore, will not be able to yield the

    24   business results which warrant the share price that


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    1    we're offering," etc. He goes on.

    2         He is not an officer of Mentor. But

    3    leaving that aside, the fact of the matter is, Your

    4    Honor, January 8th, if they win their proxy contest,

    5    they are going to take control. They can put in

    6    their own board members. They can fire the CEO.

    7    They can put in their own people. They can do

    8    whatever they want to do. I mean this ceases to be a

    9    hostile offer after January 8th.

    10        So all the stuff we have heard about

    11   hostile offers for nine months and eleven months, the

    12   question here is: Will the stockholder meeting be on

    13   October 29 or will it be on January 8th?

    14        Now if they get enough proxies -- and

    15   there is no evidence that they are not getting

    16   proxies because of anything we have done. They may

    17   not be getting proxies because their offer isn't

    18   adequate, like the state board of Wisconsin said.

    19   But if they do get the proxies, they are going to

    20   control the board. And it ceases to be a hostile

    21   offer at that point. The board is then controlled by

    22   people who are receptive to their offer.

    23        So what we are talking about is a

    24   little more than two months, between October 29th and


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    1    January 8th. That's all we are talking about.

    2         Finally, Mr. Cleveland, our

    3    investment banker, is quoted, twice mentioned.

    4    Extremely misleadingly, Your Honor. Page 86.

    5         "Question: Do you personally have a

    6    view on whether a dead-hand provision in a rights

    7    agreement has an effect on the ability to replace a

    8    target board of directors by proxy contest?

    9         "Mr. Berger: A never-expiring dead-

    10   hand provision?

    11        "Mr. Beck: Yeah, the dead-hand

    12   provision that was in existence on August 17, I'm

    13   talking about."

    14        That's the one before the amendment

    15   here, Your Honor. That's the one that you could

    16   never redeem.

    17        He goes on, "Well, that could

    18   decrease the likelihood of someone making an offer."

    19        That is not the six-month delayed

    20   redemption provision we are talking about. You know,

    21   maybe the other side just made a mistake, or maybe

    22   they know that. I don't know. But either way, their

    23   citation is incorrect.

    24        Now what we do know is that when


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    1    Mr. Hinckley, who is the architect of this, set out

    2    to get a bank commitment, he got a three-year bank

    3    commitment on his financing. That's Hinckley pages

    4    226, 227.

    5         Why did he do that if he needed to

    6    complete this offer in forty-five days, one might

    7    ask. Mr. McMahon, of the bank, confirmed that the

    8    financing will be available. I think he was asked

    9    about June. It will be available in July, too. He

    10   said it's available until the offer is consummated.

    11   He was specifically asked if it would be available in

    12   June of 1999. He said yes.

    13        Mr. Hinckley was then asked, "Well,

    14   you know, how have you been harmed by this?"

    15        His answer was, "They've increased

    16   our expense. They have slowed the process. They

    17   have potentially jeopardized the business of

    18   Quickturn."

    19        That's it. Nothing about preclusion.

    20   Nothing about coercion.

    21        In fact, we know from the press

    22   release that they put out today that they now have

    23   tenders for over 40 percent of the stock. Mr. Burch

    24   testified that tenders don't come in until the last


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    1    minute and a lot of people wait. They have also

    2    testified -- Mr. Richardson testified that he was

    3    told at the mid-September board meeting that their

    4    tenders are ahead of where they were projected.

    5         This business about this being

    6    preclusive and coercive, it's a figment of some

    7    lawyer's imagination. There is absolutely no record

    8    support for that.

    9         And I would submit that the lawyers'

    10   arguments are not cognizable on this motion. But if

    11   they are going to make arguments like Mr. Bernstein

    12   did about prisoner's dilemmas, and things like that,

    13   let's look at what the Court has said about that.

    14        NWA case. Identical delayed

    15   redemption provision. The Court says that because

    16   there are two slates, both of which are committed to

    17   selling the company, there will be a slight effect on

    18   voting, although the Court says, "I'm rather

    19   unimpressed that that will have an effect."

    20        The Court then goes on to say, "Had

    21   the NWA board not recently announced itself willing

    22   to consider a value-enhancing transaction I would

    23   feel more confident that the real issue facing the

    24   shareholders is whether they want the company sold


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    1    now or not. In that context, the issue would have

    2    been clearly joined and the delayed redemption

    3    provision would have seemed a relatively

    4    insignificant cloud."

    5         That's where we are, Your Honor. The

    6    issue has been joined. Relatively insignificant

    7    cloud. That's not coercive. That is not preclusive.

    8         We also heard there have been no

    9    tender offers that have been kept open for nine

    10   months. We haven't done an exhaustive study over

    11   lunch, but I thought of two of them that I knew were.

    12   One is the Holly Farms case, litigated in this Court,

    13   where a hostile offer was opened and successfully

    14   concluded after, I think it was, ten months. The

    15   other is the Bally Alliance Gaming case, that was

    16   also litigated.

    17        The lawyers' arguments aren't

    18   sufficient to resist summary judgment. You have got

    19   to come forward with facts. The other side had the

    20   opportunity to do so. They have failed.

    21        We heard about the -- whether the

    22   180-day period was a reasonable period and whether

    23   the board made any investigation. There were

    24   discussions about that at the board meeting, and the


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    1    other side got testimony about that. It's in our

    2    briefs. Hasler deposition 33 is certainly one place

    3    where that was discussed.

    4         And there were discussions on

    5    counsel -- with counsel about these issues. And this

    6    is undisputed. It meets the Van Gorkom obligations.

    7    And I don't believe that Van Gorkom requires you to

    8    disclose substantive advice of counsel in order to

    9    say to the board, "Operate it appropriately." I'm

    10   not aware of any case that says that.

    11        There was a statement made in reply

    12   that Mr. Cleveland wasn't asked any questions about

    13   the bylaw amendment. That's false. Mr. Cleveland's

    14   testimony, page 88 and page 89, he couldn't recall

    15   specific questions, but he said there was extensive

    16   discussion and extensive questions about that.

    17        In terms of the January 8 day, I

    18   think that's not disputed now. But in all events,

    19   for the record we put out a press release on October

    20   1. I believe it is appended to a securities law

    21   filing. But it's certainly publicly announced.

    22   There is no mystery about it.

    23        You know, for the reasons that we

    24   have previously said, we believe and the board


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    1    believed that the ninety-to-a-hundred-day period was

    2    akin to an advanced notice provision and was

    3    reasonable. I would only point out that at the time

    4    that the board enacted that, they didn't know -- the

    5    board, I think, expected that the agent designations

    6    might be delivered immediately. You only need 10

    7    percent. Mentor already had 3-and-a-half percent.

    8    There were several large stockholders. It was

    9    possible that the request for a meeting would be

    10   delivered the next day. The board set forth a

    11   reasonable period, ninety to a hundred days. It

    12   keyed that to indicate a determination was made that

    13   the meeting had properly been requested.

    14        Finally, there was this question

    15   about reasonable investigation and the first prong,

    16   as opposed to the second prong, of Unitrin. There is

    17   no dispute here that there was a threat to corporate

    18   policy and effectiveness. The first prong was

    19   satisfied.

    20        Mr. Abrams says that you have got to

    21   act in accordance with Van Gorkom and reasonable

    22   investigation in the first prong. I think as a

    23   matter of law he is correct about that. But here

    24   there is no dispute. I mean one of the reasons that


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    1    specifically is in the minutes of the board meeting

    2    and in the 14D-9 is the situation vis-a-vis the

    3    intellectual property rights.

    4         It was not a coincidence that this

    5    offer was made seven days after a critical federal

    6    circuit court ruling affirming the validity of our

    7    patents. We asked about that. We asked Mentor's

    8    directors about that. They refused to answer on the

    9    basis of attorney/client privilege. But we do know

    10   what they said in the letter that they handed us on

    11   the night of the 11th, the night before they

    12   commenced their offer.

    13        At the same time they were calling

    14   the Wall Street Journal to place the ad for the

    15   tender offer, they handed our chairman a letter.

    16   They said right in the letter, "In addition, in

    17   separate patent infringement lawsuits over the past

    18   two-and-a-half years, Mentor Graphics has sued

    19   Quickturn and Quickturn has sued Mentor Graphics.

    20   The acquisition will resolve these disputes between

    21   our companies, which otherwise will continue to

    22   require substantial time and expense and represent a

    23   significant distraction for both companies well into

    24   the future."


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    1         Director Richardson, Mentor director

    2    Richardson, also said one of the attractive reasons

    3    for going forward with the offer was that it would

    4    allow Mentor to sell its otherwise infringing

    5    products. There is no question that that was one of

    6    the factors that Mentor took into account. There is

    7    no factor that that's a 180-degree reversal of where

    8    the company otherwise would be in its strategy. That

    9    is a threat. That is a threat to corporate policy

    10   and effectiveness. Action was taken in response to

    11   that threat.

    12        For the reasons previously stated, I

    13   think those actions, in the circumstances, are

    14   reasonable and they pass the Unocal test. But it's

    15   certainly a Unocal test, not a Blasius test. I won't

    16   repeat that argument.

    17        Finally, I would note in passing that

    18   we also asked for summary judgment on Section 203,

    19   the issue there being that the failure to approve the

    20   offer pursuant to 203 is a question of business

    21   judgment, rather than a Unocal or Blasius question.

    22   The other side makes some legal argument that we

    23   think is erroneous. We haven't heard anything about

    24   it here today. And we believe we are entitled to


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    1    summary judgment on that as well.

    2         Thank you, Your Honor.

    3         THE COURT: It's now five minutes of

    4    three. Let me just inquire, do counsel wish to go

    5    forward with the motion to compel or to argue that at

    6    a different time, with the motion in limine.

    7         MR. BERGER: Your Honor, David

    8    Berger. We are prepared to move forward with the

    9    motion to compel, if it's convenient for the Court.

    10   I don't think it touches upon the motion in limine.

    11        On the other hand if Your Honor

    12   wishes to defer it to another day, we are willing to

    13   do that, if the summary judgment --

    14        MS. SCHMIDT: We are prepared to

    15   argue that today, Your Honor, in the time remaining.

    16        THE COURT: I will impose an

    17   arbitrary 30-minute deadline to complete argument on

    18   that. I'm also going to take a five-minute recess.

    19   We will reconvene at 3:00 o'clock.

    20        (Recess at 2:55.)

    21        THE COURT: Mr. Berger, before you

    22   begin, before the recess, I neglected to do the most

    23   important thing, I guess, from your standpoint. That

    24   is to announce what it is that I'm going to do.


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    1         It is probably no surprise that I'm

    2    going to take the motion under advisement. I'm not

    3    in a position to decide the summary judgment motion

    4    from the bench, and I will get back to counsel as

    5    soon as I can with respect to that. So let's now

    6    proceed on the motion to compel.

    7         MR. BERGER: Thank you, Your Honor.

    8    David Berger, from Wilson, Soncini, Goodrick &

    9    Rosati. It's again a pleasure to appear in this

    10   Court.

    11        Your Honor, our motion is very brief,

    12   and I think rather straightforward, and summarized

    13   amply in our papers. Just a couple of very quick

    14   issues.

    15        One, we are seeking the depositions

    16   of two individuals, Mr. Jon Shirley, who is the

    17   chairman of Mentor's board of directors, and Bernd

    18   Braune, who is the head of the Mentor business unit,

    19   which competes directly with Quickturn, and we

    20   understand recently is also the one who has been

    21   having some discussions that are directly relevant to

    22   this action. Those are the two depositions we are

    23   seeking.

    24        The second portion of our motion


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    1    deals with a request to overrule Mentor's objections

    2    on the basis of the business-strategies privilege.

    3    Mentor has asserted that privilege to block

    4    testimony, to withhold documents, based upon --

    5    solely upon their current offer.

    6         The only discovery we are seeking

    7    that is at issue with the business-strategies

    8    privilege has to do with the analyses of their

    9    current offer. We are not seeking to inquire into

    10   what Mentor may do in the future, how they may value

    11   Quickturn six months from now, or what decisions they

    12   may make in the future.

    13        THE COURT: All right. What I would

    14   like to do, Mr. Berger is bifurcate the argument.

    15        MR. BERGER: Sure.

    16        THE COURT: They are very different

    17   questions.

    18        MR. BERGER: Yes.

    19        THE COURT: Let's take the deposition

    20   issue first. Is it correct that your argument is,

    21   basically, that when counsel appeared before Vice

    22   Chancellor Steele, Vice Chancellor -- Vice Chancellor

    23   Steele ruled that would you be entitled to take those

    24   depositions?


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    1         MR. BERGER: That's with

    2    Mr. Shirley's deposition. That's clear. I don't

    3    want to repeat that. I don't think I need to. It

    4    shouldn't be reargued.

    5         Mr. Braune -- we sought the

    6    deposition of Mr. Braune very early on. It was not

    7    argued before Vice Chancellor Steele. We originally

    8    understood that Mentor was going to produce

    9    Mr. Braune for depositions. At the last minute, he

    10   was not produced for deposition.

    11        There is this claim -- the only

    12   issue, as I understand it, in Mr. Braune's deposition

    13   is that it's after the discovery cutoff date in this

    14   action. We have not agreed to any discovery cutoff

    15   date in this action. Indeed, we are not even going

    16   to finish identifying witnesses for trial until

    17   October 10th. We have -- the parties have agreed

    18   after October 10th, any witnesses who have been so

    19   identified who have not yet been deposed can be

    20   deposed -- there is a slight disagreement on this

    21   issue, but can be deposed subsequent to October 10th

    22   is for sure.

    23        THE COURT: All right. Thank you.

    24        MR. BERGER: That's it with the


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    1    depositions.

    2         THE COURT: I think you clarified the

    3    issue.

    4         MS. SCHMIDT: Good afternoon, Your

    5    Honor. With respect to the depositions, Mr. Berger

    6    is relying on Vice Chancellor Steele's ruling but has

    7    not explained the circumstances and the entire

    8    ruling.

    9         At the time that Vice Chancellor

    10   Steele was asked to rule on whether they could have

    11   two outside directors, they had agreed to produce to

    12   us all of the outside directors on Quickturn's board,

    13   unable to make a determination as to which particular

    14   directors would be relied upon at trial.

    15        At the time they made that decision,

    16   we had asked specifically for Director Antle, D'Amour

    17   and Huang. We found out during the course of

    18   depositions that Mr. Huang was unavailable.

    19   Apparently, his unavailability was being pigeon-holed

    20   under a prong of the second of Vice Chancellor

    21   Steele's rulings, which was we had to respect the

    22   business commitments of these directors. Therefore,

    23   we were only entitled to take half-day depositions,

    24   at best, because these were busy people.


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    1         We explained to Mr. Berger at the

    2    time that we were having similar problems with

    3    Mr. Shirley; if that's the rule that was going to be

    4    applied, we would live with that. He refused to do

    5    so, and so we offered a compromise. We would produce

    6    Mr. Shirley, Mr. Braune, and help facilitate Arthur

    7    Andersen, for their production of the remaining

    8    witnesses, which have been unavailable to us,

    9    Mr. Huang, Mr. Alberding, and the remainder of

    10   Mr. Kissner, who was pulled after three hours because

    11   of his business commitments. Mr. Berger refused that

    12   offer, and that is why he doesn't have Mr. Shirley.

    13        With respect to Mr. Braune, they

    14   identified in a 30(b)(6) notice the topics they now

    15   seek from Mr. Braune. Mr. Hinckley was produced for

    16   two days to address those topics. If they chose not

    17   to address them with Mr. Hinckley, that is not an

    18   excuse to obtain further discovery after the cutoff.

    19        As to the lack of agreement,

    20   Mr. Berger explained to Vice Chancellor Steele at

    21   page twenty of the transcript, "Depositions are from

    22   the 15th through the 23rd in this action. That's all

    23   the time we have. They want to depose each of the

    24   directors. They want to depose third parties. We


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    1    don't have the time to have full-day depositions for

    2    each."

    3         We took eight depositions. They took

    4    fourteen. It begs the question who the defendants

    5    are in this action.

    6         THE COURT: Well, you don't have any

    7    counterapplication to take the depositions of the

    8    directors on their side that you want. Is that

    9    correct?

    10        MS. SCHMIDT: If Your Honor is

    11   inclined to extend discovery, we certainly will have

    12   a counterapplication. But we feel that for the

    13   positions taken by the parties previously, discovery

    14   has been concluded.

    15        THE COURT: Well, I'm confused.

    16   Mr. Berger says that there has been no agreement to a

    17   cutoff. You are saying there has been an agreement.

    18        MS. SCHMIDT: Absolutely. Mr. Berger

    19   used the fact that discovery was only going to take

    20   place between the 15th and 23rd to obtain the ruling

    21   that we could only take the defendants in this action

    22   for half days. So to now turn around and say there

    23   is no agreement I believe is a bit disingenuous.

    24        THE COURT: All right.


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    1         MS. SCHMIDT: Thank you.

    2         MR. BERGER: Your Honor, very brief

    3    reply to this issue. Again, all argument before Vice

    4    Chancellor Steele --

    5         THE COURT: Not all. Just Shirley.

    6         MR. BERGER: Just Shirley. But the

    7    issue of the discovery cutoff, which is now being

    8    raised by my colleague on the other side -- we came

    9    in, we believed, under the original schedule. We

    10   thought it made sense to do very expedited discovery.

    11        In the argument before Vice

    12   Chancellor Steele, Mr. Laster argued in opposition to

    13   me, and did a splendid job and convinced Vice

    14   Chancellor Steele that we had to identify trial

    15   witnesses by October 10th, and that afterwards, if

    16   there were witnesses that had been so identified that

    17   had not been deposed, you would depose them

    18   afterwards, after October 10th. That was --

    19        So the notion there is a discovery

    20   cutoff when they are going to identify their

    21   witnesses by October 10th, and we still have to

    22   identify ours -- indeed, just this past week there

    23   was correspondence between Mr. Abrams and my partner,

    24   Mr. DiBoise, concerning additional depositions.


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    1    These are expert depositions.

    2         THE COURT: What is the significance

    3    of the October 23rd date?

    4         MR. BERGER: September 23rd date.

    5         THE COURT: September 23rd.

    6    MR. BERGER: Originally, it was

    7    limiting fact discovery to September 23rd. We talked

    8    about limiting the number of depositions. Neither of

    9    those positions were accepted by the plaintiffs. The

    10   issue now, that there is a quid pro quo from

    11   Mr. Shirley's deposition, again wasn't raised by

    12   before Vice Chancellor Steele.

    13        I could go into the offer that was

    14   given to me. It's not worth it. Vice Chancellor

    15   Steele spoke loud and clear on Mr. Shirley's

    16   deposition. We are happy to do Mr. Braune's

    17   deposition in a half day, as well.

    18        If there are no further questions --

    19        THE COURT: No, there are no further

    20   questions as to that. Obviously, any ruling on these

    21   issues may be viewed by some as a signal as to how

    22   the Court is going to rule on the summary judgment

    23   motion. After all, what difference does any of this

    24   make if your side is entitled to summary judgment.


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    1    So what I'm going to do is rule in the context of

    2    this case going to trial, which is yet to be decided.

    3         MR. BERGER: That's fine, Your Honor.

    4    If you were to rule in favor of us on summary

    5    judgment, we will withdraw the motion.

    6         THE COURT: You can go ahead and take

    7    Mr. Shirley's deposition. You can take Mr. Braune's

    8    deposition. If, however, there is a need on the

    9    other side to take additional discovery and you can't

    10   agree to that -- obviously, both sides are going to

    11   have to be reasonable -- then the other side, Ms.

    12   Schmidt, may apply for relief from the Court. That

    13   is, I'm going to open up -- this will be a two-way

    14   street if the case is going to trial, not one way.

    15        MS. SCHMIDT: Your Honor, we would

    16   make that application today, orally, only because of

    17   the pressures of time. If the case is going forward,

    18   we are approaching trial and we want time to conduct

    19   the additional depositions. We asked for, in our

    20   letter on September 23rd, specifically Mr. Huang,

    21   Mr. Alberding, and the continuation of Mr. Kissner.

    22        MR. BERGER: Your Honor, I would ask

    23   the papers be submitted on that issue. The problem

    24   with that is they have deposed six of our eight


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    1    directors. It's not like they have --

    2         The difference between the two sides

    3    is this: We have had one outside director from

    4    Mentor deposed. They have had six of our eight

    5    members of our board. The only two members of our

    6    board who have not been deposed are Mr. Alberding,

    7    who lives in upstate New York and had some personal

    8    issues, and Mr. Huang, who had business issues that

    9    took him away.

    10        There is no question -- I will make

    11   that representation right now. We are not going to

    12   offer Mr. Alberding's testimony or Mr. Huang's

    13   testimony at trial. I don't see the need for their

    14   depositions. I'm happy to present Kissner.

    15        THE COURT: I'm not in a position to

    16   rule on that. All I'm saying is that as far as I'm

    17   concerned, this is a two-way street. If there are

    18   valid reasons, apart from that, for the other side

    19   not being permitted to take discovery of those

    20   witnesses, I'll consider it. But I'm going to have

    21   to consider it based on some exchange of letters. I

    22   can't do it right now.

    23        MR. BERGER: Okay. Second issue,

    24   very briefly, the business-strategies privilege. Our


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    1    assertion is they have used the business-strategies

    2    objection to block inquiry at depositions of their

    3    financial advisor, as well as Mr. Hinckley, and I

    4    believe one other representative. They have actually

    5    used the business-strategies assertion to withhold

    6    from production the few key documents they have

    7    remaining concerning their analysis of the tender

    8    offer. As you know, at the beginning --

    9         THE COURT: Let me stop you for a

    10   minute.

    11        MR. BERGER: Sure.

    12        THE COURT: I have trouble with what

    13   it is you are trying to find out, and why this is

    14   important to your case, where the issue is the

    15   conduct of your clients.

    16        MR. BERGER: The issue is the conduct

    17   of our client. The real issue is the value of

    18   Quickturn. And just as Mr. Abrams, in his argument,

    19   handed you up that chart, the bar chart from

    20   Hambrecht & Quist, we believe that the analysis that

    21   is being withheld here shows unequivocally that

    22   Mentor valued Quickturn, at the time it made its

    23   offer, at considerably more than 12-and --

    24   12-and-an-eighth; indeed, considerably more than the


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    1    values that are in the H&Q presentation.

    2         What this evidence will do is it

    3    will -- it will buttress the board's argument that

    4    the offer is inadequate. It surely is impermissible

    5    for Mr. Abrams on the one hand to argue that the

    6    Quickturn board acted irresponsibly in determining

    7    that the offer was inadequate and on the other hand

    8    to withhold from production his analyses, the

    9    analyses of their financial advisers, that show

    10   conclusively, we believe, that the offer was far

    11   below the value of Quickturn.

    12        And if we are going to face here at

    13   trial the Salomon Brothers representative or a

    14   representative from Mentor that is going to say the

    15   price is at this great premium and this spectacular

    16   offer and the Quickturn board breached its fiduciary

    17   duties in accepting this offer -- I'm sorry -- in

    18   rejecting this offer as inadequate, then we ought to

    19   be able to inquire into what the analyses from Mentor

    20   showed.

    21        THE COURT: Are you aware of any

    22   authority, any cases, in which the target board was

    23   allowed to take that kind of discovery from the

    24   hostile acquiror?


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    1         MR. BERGER: Well, Your Honor, the

    2    issue has usually come up, again, in the business-

    3    strategies privilege. And the business-strategies

    4    assertion is very, very limited. It covers, solely,

    5    issues going into future plans and future prospects.

    6    That's what all the commentaries say. That's what

    7    the cases say. So the typical issue where it comes

    8    up is the bidder with the target withholding

    9    information about its plans.

    10        THE COURT: Right. That's why I'm

    11   asking whether there is any authority for what you

    12   are trying to do.

    13        MR. BERGER: Your Honor, the only

    14   time I'm aware that this issue has been raised is in

    15   the Circon/U.S. Surgical case, where Chancellor

    16   Chandler addressed the issue and was -- I think he

    17   denied the request for additional discovery.

    18        THE COURT: All right.

    19        MR. BERGER: Thank you.

    20        MS. SCHMIDT: Your Honor addressed

    21   this issue in the Atlantic Research Corporation case.

    22   And Your Honor concluded --

    23        THE COURT: That was a lifetime ago.

    24   Wasn't it?


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    1         MS. SCHMIDT: It's still good law, as

    2    far as I know.

    3         THE COURT: Was that discovery being

    4    sought of the bidder?

    5         MS. SCHMIDT: Yes, it was.

    6         THE COURT: What kind of discovery?

    7         MS. SCHMIDT: Business-strategy type

    8    information. And --

    9         THE COURT: You mean how they valued

    10   the target?

    11        MS. SCHMIDT: Yes. I believe so.

    12   It's a transcript ruling, so it's limited. But Your

    13   Honor stated in that opinion, "..the decision of the

    14   Atlantic directors as to whether and the extent to

    15   which Clabir constituted a threat, and the need to

    16   adopt the pill in response, is a decision the

    17   validity of which has to rise or fall on what the

    18   directors knew and considered at the time that they

    19   adopted the pill, and should not be considered on the

    20   basis of what they did not know and what they did not

    21   consider."

    22        They did not know anything regarding

    23   the Mentor strategies. They could not have known

    24   that. They did not consider that. In addition, just


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    1    as we are not entitled to know what price Quickturn

    2    would accept, they are not entitled to know the

    3    highest price Mentor might be willing to offer. If

    4    they wanted to know that information, instead of

    5    trying to pierce the business-strategy privilege,

    6    they should enter into negotiations. Mentor has

    7    continuously expressed a willingness to do so, and

    8    they have continuously refused. But the fact that

    9    they rejected the first offer doesn't mean that the

    10   strategy is dead. Therefore, it would always be in

    11   the bidder's control. Reject the first offer, find

    12   out the range and hold out for more. The strategy is

    13   meant to be a two-way street.

    14        Also, Your Honor, it's not true that

    15   they have provided us with all of their analyses.

    16   They have not. They have not let us investigate what

    17   the direct -- what analyses the directors themselves

    18   might have performed in connection with considering

    19   this offer. And they have asked for, and we have

    20   returned, documents prepared by H&Q which outlined

    21   what other potential bidders could pay.

    22        There is no testimony that there are

    23   continuing negotiations with any of these bidders.

    24   In fact, Mr. Cleveland testified that these were done


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    1    just to show if someone else could pay more, maybe

    2    Mentor's offer wasn't where it should be. Well,

    3    under their theory, if Mentor's offer has been

    4    rejected, those types of documents would not be

    5    protected under the business-strategy privilege,

    6    because they went to the rejection of Mentor's offer.

    7         So we are not seeing the same

    8    application of this privilege, and I would submit

    9    that for the same reasons Your Honor held in Atlantic

    10   Research Corporation, they are not entitled to

    11   Mentor's business strategies.

    12        MR. BERGER: Again, Your Honor, I'll

    13   be very, very brief. When I argue cases and try

    14   cases, it's beyond my belief that the one side can

    15   put at issue an issue -- here, the valuation of

    16   Quickturn. They are allowed to look at our documents

    17   and allowed to take evidence as to what our

    18   investment banker and -- thought was the value of the

    19   company, and we can't get the same information from

    20   them, to impeach their arguments; that by looking at

    21   the chart that was handed up, the chart is right and

    22   the offer is invalid.

    23        THE COURT: Well, Mr. Berger, that's

    24   one of the problems with privilege. That is,


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    1    privileged information, by its nature, is almost

    2    always relevant. It can be used for impeachment

    3    purposes in many different ways to harm the case of

    4    the other side. But for public policy reasons, that

    5    information is made unavailable to serve other ends

    6    that are deemed to be more important from a social

    7    point of view. I think that's the case here.

    8         I'm not persuaded, assuming there is

    9    a compelling-need standard -- I don't know that to be

    10   the case -- that you have shown any compelling need

    11   to have this information. All your clients have to

    12   do is to defend on the basis of what they reasonably

    13   perceived and knew at the time. There is a -- the

    14   problem is that in allowing your side to have that

    15   information, there is a real risk concerning the

    16   kinds of strategic information going to what they are

    17   willing to pay, and how much would be discoverable,

    18   and that is precisely the area that is protected

    19   under the business-strategy privilege.

    20        MR. BERGER: Your Honor, if I might

    21   just for one moment follow up, isn't that precisely

    22   the same issue that we faced when we handed over

    23   documents like the chart that we handed over to the

    24   other side? That is, what I'm having difficulty


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    1    understanding is the distinction and why that

    2    privilege doesn't attach to documents going to our

    3    analysis of the prior offer, versus their analysis of

    4    the prior offer.

    5         I would certainly agree with Your

    6    Honor that we are not entitled to understand their

    7    bidding strategies, or what information -- they may

    8    do in the future. We are not seeking that. I'm just

    9    looking for information regarding the current offer,

    10   which by definition isn't part of any future

    11   strategy.

    12        THE COURT: I've heard you say that,

    13   but I'm not sure what it is you are asking for that

    14   wouldn't encroach on the area that is precluded by

    15   the privilege.

    16        MR. BERGER: Okay, Your Honor. Thank

    17   you.

    18        THE COURT: All right. The Court

    19   stands in recess. I'll get back to counsel as soon

    20   as I can.

    21        (Recess at 3:25 p.m.)

    22        - - -

    23

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182


    1         CERTIFICATE

    2         I, WILLIAM J. DAWSON, Official Court

    3    Reporter of the Chancery Court, State of Delaware, do

    4    hereby certify that the foregoing pages numbered 3

    5    through 181 contain a true and correct transcription

    6    of the proceedings as stenographically reported by me

    7    at the hearing in the above cause before the

    8    Chancellor of the State of Delaware, on the date

    9    therein indicated.

    10        IN WITNESS WHEREOF I have hereunto

    11   set my hand at Wilmington, this 9th day of October,

    12   1998.

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              Official Court Reporter

    16        of the Chancery Court

              State of Delaware

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